PRELIMINARY INFORMATION STATEMENT
                   SCHEDULE 14(c) INFORMATION
         INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
             OF THE SECURITIES EXCHANGE ACT OF 1934

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     by Rule 14c-5(d)(2))
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                  DYNAMICWEB ENTERPRISES, INC.
_________________________________________________________________
        (Name of Registrant as Specified in its Charter)



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
                           May __, 1997


DEAR SHAREHOLDER:

     We are pleased to invite you to the 1997 Annual Meeting of Shareholders of Dynamicweb Enterprises, Inc. to be held on Thursday, June 12, 1997 at 2:00 p.m., at the offices of the Corporation located at 271 Route 46 West, Building F, Suite 209, Fairfield, New Jersey.

     The Notice of the Annual Meeting and the Information Statement on the following pages address the formal business of the Annual Meeting, which includes the election of directors, the consideration of the amendment and restatement of the Corporation's Certificate of Incorporation, the consideration of the 1997 Employee Stock Option Plan, the consideration of the 1997 Stock Option Plan for Outside Directors, and the ratification of the selection of auditors for the year ending September 30, 1997. At the Annual Meeting, the Corporation's management will address other corporate matters which may be of interest to you and will be available to respond to your questions.

                              Sincerely,


                              Steve L. Vanechanos, Jr.
                              Chairman of the Board of Directors
                              and President

               __________________________________

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON JUNE 12, 1997
               __________________________________


TO THE SHAREHOLDERS OF DYNAMICWEB ENTERPRISES, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of DYNAMICWEB ENTERPRISES, INC. (the "Corporation") will be held at 2:00 p.m., on Thursday, June 12, 1997 at the offices of the Corporation at 271 Route 46 West, Building F, Suite 209, Fairfield, New Jersey, for the following purposes:

          1. To elect the members of the Board of Directors to serve until their successors are elected and qualified;

          2. To approve an amendment and restatement of the Corporation's Certificate of Incorporation;

          3.   To approve the Corporation's 1997 Employee Stock
     Option Plan;

          4.   To approve the Corporation's 1997 Stock Option
     Plan for Outside Directors;

          5.   To ratify the selection of Richard A. Eisner &
     Company, LLP, New York, New York, Certified Public
     Accountants, as the Corporation's independent auditors for the year ending September 30, 1997;

          6. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     In accordance with the By-laws of the Corporation and action of the Board of Directors, only those shareholders of record at the close of business on April 14, 1997 will be entitled to notice of and to vote at the Annual Meeting.

     A copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1996 is being mailed with this Notice.

                              By Order of the Board of Directors,


                              Steve Vanechanos, Sr.
                              Secretary
May __, 1997

                  DYNAMICWEB ENTERPRISES, INC.

                    _________________________

         INFORMATION STATEMENT FOR THE ANNUAL MEETING OF
            SHAREHOLDERS TO BE HELD ON JUNE 12, 1997
                    _________________________

                       GENERAL INFORMATION

     Introduction. This Information Statement is being furnished in connection with the Annual Meeting of Shareholders (the "Annual Meeting") of DynamicWeb Enterprises, Inc. (the "Corporation") to be held on Thursday, June 12, 1997 at 2:00 p.m., at the principal executive office of the Corporation located at 271 Route 46 West, Building F, Suite 209, Fairfield, New Jersey, and at any adjournment or postponement of the Annual Meeting.

     The telephone number for the Corporation is (201) 244-1000.
All inquiries should be directed to Steve L. Vanechanos, Jr., Chairman of the Board of Directors and President of the Corporation.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT
TO SEND US A PROXY.

     Voting Securities and Record Date. At the close of business on Monday, April 14, 1997, the Corporation had outstanding 7,667,270 shares of Common Stock, $.0001 par value per share (the "Common Stock"). Only holders of Common Stock of record at the close of business on April 14, 1997 will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each share of Common Stock is entitled to one vote and, accordingly, holders of Common Stock are entitled to cast a total of 7,667,270 votes at the Annual Meeting.

     Quorum. Pursuant to Article III, Section 9, of the By-laws of the Corporation, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Annual Meeting but will be used for purposes of determining whether a quorum exists at the Annual Meeting.

  PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S COMMON STOCK

     Principal Owners. The following table sets forth, as of March 26, 1997, for (i) each person who owns of record or is known by the Board of Directors to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding Common Stock, (ii) each of the Corporation's directors and each of the nominees for election as a director at the Annual Meeting,
(iii) each person named in the Summary Compensation Table set forth herein under "Proposal 1 -- Election of Directors -- Executive Compensation" and (iv) all current directors and executive officers of the Corporation as a group, such person's name and address, the number of shares beneficially owned by such person, and the percentage of the Corporation's outstanding Common Stock so owned. Unless otherwise indicated in a footnote, each of the following persons holds sole voting and investment power over the shares listed as beneficially owned.

Name and Address                   Amount and Nature
      of                             of Beneficial     Percent of
Beneficial Owner                    Ownership(1)(2)     Class(3)

Steve L. Vanechanos, Jr.              1,892,554          24.68%
29 Clarken Drive
West Orange, NJ  07052

Steve L. Vanechanos, Sr.              1,872,260          24.42%
96 Union Avenue
Rutherford, NJ  07070

Kenneth R. Konikowski(4)                860,000          11.22%
36 Pinebrook Road
Towaco, NJ  07082

Michael Vanechanos                      602,577           7.86%
129 S. Telegraph Hill Road
Holmdel, NJ  07703

Sierra Growth & Opportunity, Inc.       460,000           5.99%
551 Fifth Avenue, Suite 605
New York, New York  10017

F. Patrick Ahearn, Jr.                   13,775           0.18%
107 Maple Street
Rutherford, NJ  07070

Frank T. DiPalma                         43,356(5)        0.57%
179 Claremont Road
Ridgewood, NJ  07450

Robert Droste                            13,775           0.18%
24 Summit Road
Clifton, NJ  07012

Denis Clark (6)                               0           0.00%
8417 Greenside Drive
Dublin, Ohio  43017

Jonathan B. Lassers (7)                 165,000           2.15%
275 Uxbridge
Cherry Hill, New Jersey  08034

All directors and executive           4,695,720          61.25%
officers as a group (6 in
number)(8)
____________________
     (1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission ("SEC") and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after March 26, 1997. Beneficial ownership may be disclaimed as to certain of the securities.

     (2) Information furnished by the directors and executive officers of the Corporation.

     (3) Does not reflect 286,632 shares of Common Stock which the Corporation sold (but has not yet issued) in April 1997, as part of certain units (the "Units"), in a private placement pursuant to Section 4(2) and Regulation D under the Securities Act of 1933, as amended (the "Private Placement"). The number of such shares to be issued is subject to adjustment based on
          (i) the reverse stock split described herein and
          (ii) the provisions of the Units adjusting the number of shares to equal the quotient of (a) 18,750 divided by (b) the price at which shares of Common Stock are sold in the Corporation's proposed public offering.
          See "Proposal 2 -- Amendment and Restatement of the Corporation's Certificate of Incorporation." The Corporation anticipates that it will issue such shares on the earlier of (i) concurrently with the issuance of shares in such proposed public offering, or (ii) October 31, 1997.

     (4) Does not include additional shares that may be issuable in connection with the prior acquisition of Software Associates, Inc. ("Software Associates"). See "CERTAIN TRANSACTIONS -- Acquisition of Software Associates and Megascore."

     (5) All of such shares of Common Stock are held jointly by Mr. DiPalma and his spouse.

     (6) Mr. Clark has been nominated by the Board of Directors to fill a current vacancy thereon.

     (7)  Mr. Lassers served as President and Chief Executive
          Officer and a director of the Corporation from May 1995 until March 26, 1996. He has not been affiliated with the Corporation since such date.

     (8)  Does not include shares owned by Jonathan B. Lassers.
          See Footnote (6) above.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS

     General. The By-laws of the Corporation provide that the Corporation's business and affairs shall be managed by its Board of Directors. The By-laws provide that the number of directors shall not be less than five nor more than 25. Within the foregoing limits, the Board of Directors may from time to time fix the number of directors. The Board of Directors has fixed the current number of directors on the Board at seven. Vacancies on the Board of Directors may be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, or the shareholders, and each person so appointed shall be a director until the next succeeding annual meeting of shareholders and until his successor shall have been elected and qualified.

     At the 1997 Annual Meeting of Shareholders, seven directors shall be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualified. However, if Proposal 2, the amendment and restatement of the Corporation's Certificate of Incorporation, described herein is approved by the shareholders at the Annual Meeting, the Board of Directors will be divided into three classes on the effective date of such amendment and restatement, and four of the seven directors will serve for two or three year terms. See "Proposal 2 -- Amendment and Restatement of Certificate of Incorporation." The seven nominees who receive the highest number of votes cast at the Annual Meeting will be elected as directors.

     The Board of Directors does not have a standing nominating committee to nominate candidates for the Board of Directors. Rather, the Board of Directors performs such function. The Board of Directors unanimously nominated Steve L. Vanechanos, Jr., Steve Vanechanos, Sr., Kenneth R. Konikowski, F. Patrick
Ahearn, Jr., Denis Clark, Frank DiPalma and Robert Droste for election as directors at the Annual Meeting. Each of such persons, except for Mr. Clark, is currently serving as a director of the Corporation.

     Any shareholder who desires to propose an individual for consideration by the shareholders at the Annual Meeting as a nominee for director should submit a proposal in writing to the Secretary of the Corporation containing the following information: the name, age, business address and, if known, residence address of each nominee proposed in such notice, and
(ii) the principal occupation or employment of each such nominee. The Bylaws of the Corporation provide that a director shall be at least eighteen years of age and, unless waived by the Board of Directors, must have been a shareholder of record of the Corporation for a period of time equal to the lesser of (i) three years or (ii) the time elapsed since March 26, 1996.

     Information as to Nominees for Directors and Executive
Officers. The following table contains certain information with respect to the nominees for directors and the executive officers of the Corporation.

Name                             Age         Position
Steve L. Vanechanos, Jr.(1)       43    Chairman of the Board and President

Steve Vanechanos, Sr.(1)          67    Director, Vice President, Treasurer
                                        and Secretary

Kenneth R. Konikowski             50    Director and Executive Vice President

F. Patrick Ahearn, Jr.(2)         49    Director

Denis Clark                       53    Nominee

Frank DiPalma(3)                  51    Director

Robert Droste(2)(3)               43    Director
__________________

     (1) Steve Vanechanos, Sr. is the father of Steve L. Vanechanos, Jr. and Michael Vanechanos who, as of March 26, 1997, beneficially owns 7.86% of the Common Stock. See "PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S COMMON STOCK."

     (2) Member of the Audit Committee of the Board of Directors. The Audit Committee recommends an outside auditor for the year and reviews the financial statements and progress of the Corporation. This
          Committee was formed in 1997.

     (3) Member of the Compensation Committee. The Compensation Committee meets on an as-needed basis between meetings of the Board of Directors to discuss compensation related matters. This Committee was formed in 1997.

     Steve L. Vanechanos, Jr. became President and Chairman of the Board of Directors of the Corporation on March 26, 1996. He has been President of DynamicWeb Transaction Systems, Inc. ("DWTS") since its incorporation in 1995. He also was a co-founder of Megascore, Inc. ("Megascore"), a wholly-owned subsidiary of the Corporation, in 1981. He has a Bachelor of Science Degree in Finance and Economics from Fairleigh Dickinson University, Rutherford Campus.

     Steve L. Vanechanos, Sr. became Vice President, Secretary, Treasurer and a director of the Corporation on March 26, 1996.
He was a co-founder of Megascore in 1981 and DWTS in 1995. He attended Newark College of Engineering in Newark for two years. He continued his education with certifications from PSI Programming Institute in New York City and with courses in principles of accounting at ABA Institute, Hudson County Chapter.

     Kenneth R. Konikowski became the Executive Vice President and a director of the Corporation on December 1, 1996. Prior to that date, Mr. Konikowski was President of Software Associates, which he founded in 1985.

     F. Patrick Ahearn, Jr. became a director of the Corporation on March 26, 1996. Since 1993, Mr. Ahearn has served as the Chairman of the Board of E.C.M. Group, Inc., White Plains, New York. From 1992 to 1995, Mr. Ahearn served as Managing Director for Continental Bank and the President of 22 of its subsidiaries. He is also a Colonel in the United States Marine Corps.
Mr. Ahearn has a Bachelor of Arts Degree from the College of Holy
Cross.

     Denis Clark has served as Vice President of Sterling
Commerce, Inc. from 1993 to 1996 and was employed by IBM Corporation as a Director of Consulting from 1991 to 1992 and as a Director of Software Marketing from 1989 to 1991.

     Frank T. DiPalma became a director of the Corporation on March 26, 1996. Since January 1997, Mr. DiPalma has been employed as Vice President of Operations and Engineering for Energy Corporation of America, Mountaineer Gas Division. Prior to that time, and during the past five years, he held various management positions for Public Service Electric and Gas, a public utility located in Newark, New Jersey. In 1995 and 1996, he was the owner of Palmer Associates, a management consulting company. Mr. DiPalma graduated from New Jersey Institute of Technology with a Bachelor of Science in Mechanical Engineering; Fairleigh Dickinson University with a Masters in Business Administration; and the University of Michigan's Executive Development Program.

     Robert Droste became a director of the Corporation on March 26, 1996. During the past five years, Mr. Droste has been the Director of Administration and Manager of Internal Audit for Russ Berrie & Co., Inc., Oakland, New Jersey. He has a Bachelor of Science Degree in Accounting from Fairleigh Dickinson University, Rutherford, New Jersey.

     Board and Committee Meetings. During the year ended September 30, 1996, the Corporation's Board of Directors held one board meeting. Actions by the Board of Directors other than at such meeting were taken by unanimous written consent. No director received any fees for attendance at such Board of Directors' meeting or for otherwise serving as a director during the year ended September 30, 1996. The Board of Directors did not have any committees during the year ended September 30, 1996.

                     EXECUTIVE COMPENSATION

     There were no executive officers of the Corporation or any of its subsidiaries whose salary and bonus exceeded $100,000 for the fiscal year ended September 30, 1996. The following table sets forth the compensation paid to Steve L. Vanechanos, Jr., the Corporation's President and Chief Executive Officer from
March 26, 1996 to the present and Jonathan B. Lassers, the Corporation's President and Chief Executive Officer from May 1995 until March 26, 1996.

                   Summary Compensation Table

     Name and                                         All Other
Principal Position          Year       Salary     Compensation(1)

Steve L. Vanechanos, Jr.    1996(2)   $58,762(3)      $10,580
President and Chief
Executive Officer

Jonathan B. Lassers         1996         (4)                0
Former President and        1995         (5)                0
Chief Executive Officer
_________________
(1) Consists of (a) lease payments totaling $4,580 made by the Company for automobiles used by Mr. Vanechanos, and
     (b) travel and entertainment expenses of approximately $6,000 paid by the Company.

(2) Mr. Vanechanos commenced his employment with the Corporation on March 26, 1996.

(3) This amount includes salary paid by Megascore during the year ended September 30, 1996. Megascore was acquired by the Corporation on September 30, 1996.

(4) Management has been unable to ascertain the amount of compensation paid to Mr. Lassers during the year ended
     September 30, 1996.

(5) According to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995, Mr. Lassers' compensation was less than $100,000 for such year.

Stock Options

     There were no executive officers of the Corporation or any of its subsidiaries who received or exercised stock options, stock appreciation rights or other stock awards from the Corporation during the fiscal year ended September 30, 1996. As of September 30, 1996, except for the Corporation's 1992 Stock Option Plan, the Corporation did not have in place any stock option, stock appreciation right, or similar compensation plan, nor were any options or stock appreciation rights outstanding and exercisable as of such date under the 1992 Stock Option Plan or otherwise. On March 7, 1997, the Corporation terminated the 1992 Stock Option Plan. The Board of Directors has adopted the 1997 Employee Stock Option Plan and the 1997 Stock Option Plan for Outside Directors (collectively, the "1997 Plans"), each subject to shareholder approval. See "Proposal 3 -- 1997 Employee Stock Option Plan" and "Proposal 4 -- 1997 Stock Option Plan for Outside Directors."

Employment Agreement

     As of September 30, 1996, the Corporation had no employment agreements with any of its executive officers. On December 1, 1996, Kenneth R. Konikowski, Executive Vice President of the Corporation, entered into an Employment Agreement with the Corporation (the "Employment Agreement"). The Employment Agreement expires on November 30, 2001 and specifies: term; Mr. Konikowski's position and duties; compensation; benefits; and termination rights. The Employment Agreement also contains a covenant not to compete, a proprietary right to inventions provision and confidentiality provisions, which inure to the benefit of the Corporation. The Employment Agreement also contains provisions allowing the Corporation to terminate
Mr. Konikowski's employment for "Cause," as defined therein.

     Under the terms of his Employment Agreement, Mr. Konikowski serves as Executive Vice President and a member of the Corporation's Board of Directors and is entitled to an annual salary of $135,600. The Employment Agreement provides that this amount may be increased based on annual performance reviews pursuant to the Corporation's policies and practices.
Mr. Konikowski is also eligible to be paid an annual bonus based on the Corporation's to-be-established incentive bonus plan.
Mr. Konikowski also receives certain employee benefits:
including $500,000 of life insurance, disability and health insurance, vacation days, and an automobile. He is also eligible to participate in the 1997 Employee Stock Option Plan.

     The Employment Agreement provides that if Mr. Konikowski's employment is terminated by the Corporation other than for "Cause," "Disability" or "Material Breach," each as defined therein, or if he terminates his employment for "Good Reason," as defined therein, Mr. Konikowski is entitled to, in a lump sum, an amount equal to the commuted value of his base salary in effect or authorized at the time of termination for the period remaining until November 30, 2001 (determined by discounting all payments at a rate equal to the bond equivalent yield of the latest two-year Treasury Bill auction), to be paid in cash in the month next following his termination of employment. The Corporation is also required to maintain in full force and effect certain of Mr. Konikowski's employee benefits.

                      CERTAIN TRANSACTIONS

     Acquisition of Software Associates and Megascore. On November 30, 1996, pursuant to the Stock Purchase Agreement dated such date among the Corporation, Software Associates and Kenneth R. Konikowski, the sole shareholder of Software Associates (the "SA Agreement"), the Corporation exchanged 860,000 shares of its Common Stock for all of the issued and outstanding capital stock of Software Associates. Software Associates is presently a wholly-owned subsidiary of the Corporation. It is engaged in the business of helping companies realize the benefits of expanding their data processing and electronic communications infrastructures through the use of Electronic Data Interchange ("EDI").

     Pursuant to the SA Agreement, Kenneth R. Konikowski was named Executive Vice President and a director of the Corporation, and the Employment Agreement was executed. The Corporation further agreed to issue to Mr. Konikowski up to 1,140,000 additional shares of its Common Stock in the event the average closing bid price of the Common Stock does not equal $3.375 per share for the five trading days immediately prior to January 30, 1999. If any such additional shares are issued, the ownership interest of the other holders of Common Stock will be diluted in favor of Mr. Konikowski. On a pro forma basis assuming all of such shares were issued to Mr. Konikowski on April 17, 1997, Mr. Konikowski would own 22.7% of the outstanding Common Stock, and Steve L. Vanechanos, Jr. and Steve Vanechanos, Sr. would own 21.5% and 21.3% of the outstanding Common Stock, respectively.

     Pursuant to a letter agreement dated April 17, 1997 between the Corporation and Mr. Konikowski, the 1,140,000 shares and $3.375 per share price are subject to adjustment pursuant to any stock split, dividend, reclassification or combination (such as the reverse stock split described in "Proposal 2 -- Amendment and Restatement of the Corporation's Certificate of Incorporation" pursuant to which such amount and price will be adjusted to 297,368 shares and $12.939 per share, respectively).

     On September 30, 1996, pursuant to the Stock Purchase Agreement dated such date among the Corporation, Megascore and its shareholders (the "Megascore Agreement"), the Corporation acquired all of the issued and outstanding capital stock of Megascore in exchange for 50,000 shares of Common Stock. Prior to such acquisition, Steve L. Vanechanos, Jr. and Steve Vanechanos, Sr. were the President and Vice President, Treasurer and Secretary, respectively, and collectively owned of record 76.4% of the outstanding capital stock, of Megascore. Megascore is presently a wholly-owned subsidiary of the Corporation. It is a full-service systems integrator specializing in distribution, accounting and point-of-sale computer software consulting services for suppliers and retailers.

     Significant Shareholder. As of March 26, 1997, Michael Vanechanos is the beneficial owner of 602,577 shares of Common Stock (7.86%). He purchased 327,577 of those shares from the Corporation for $100,000 in January 1996, and received 275,000 of those shares as a finder's fee from Berkshire Financial Corp. in connection with the Corporation's acquisition of DWTS.
Mr. Vanechanos is presently employed as a securities trader at H.J. Meyers & Co., Inc. H.J. Meyers & Co., Inc. served as placement agent for the Private Placement and, in consideration therefor, received a fee of $60,000. Michael Vanechanos is the brother of Steve L. Vanechanos, Jr., the Corporation's Chairman of the Board, President and Chief Executive Officer, and is the son of Steve Vanechanos, Sr., the Corporation's Vice President, Treasurer, Secretary and a director. See "MANAGEMENT."

     Office Lease. The Corporation leases a portion of its office facility from the Mark Group, a partnership in which Kenneth R. Konikowski, the Executive Vice President of the Corporation and a director, is a partner. The annual rent under such lease is $37,500, subject to annual increases of up to 5%.

     Insider Loan. Steven L. Vanechanos, Jr. loaned $40,000 to the Corporation on February 27, 1997, and loaned an additional $10,000 to the Corporation on March 26, 1997. These loans have an aggregate outstanding principal balance of $40,000 as of April 30, 1997, which balance bears interest at a rate of 8% per annum.

                           PROPOSAL 2

                AMENDMENT AND RESTATEMENT OF THE
           CORPORATION'S CERTIFICATE OF INCORPORATION

Introduction

     The Board of Directors of the Corporation has unanimously adopted resolutions approving, and submitting for shareholder approval at the Annual Meeting, an amendment and restatement of the Corporation's Certificate of Incorporation (the "Amendment and Restatement") to read in its entirety as set forth in Annex A to this Information Statement. The Corporation is amending its Certificate of Incorporation in order to effect a 0.2608491-for-one reverse stock split of the Common Stock (the "Reverse Split"), and to adopt certain anti-takeover provisions which the Board of Directors believes are in the best interests of the Corporation's shareholders. The Board of Directors believes that a restatement of its Certificate of Incorporation is necessary in connection with the amendment thereto because
(i) its current Certificate of Incorporation was prepared by the Corporation's prior management and is not in the form preferred by current management; and (ii) a restatement consolidates its current Certificate of Incorporation, which consists of the original certificate and seven amendments, making it less cumbersome to read and more concise. If the Amendment and Restatement is approved by the Corporation's shareholders at the Annual Meeting, management will file the Amendment and Restatement with the New Jersey Secretary of State as soon as practicable after the Annual Meeting. The Amendment and Restatement and the Reverse Split will be effective on the date of such filing (the "Effective Date").

Reverse Split

     Description. Pursuant to the Reverse Split, on the Effective Date, each share of Common Stock outstanding will be converted into 0.2608491 of one share (the "New Common Stock"). No fractional shares or scrip will be issued; rather, shareholders who would otherwise be entitled to a fractional share as a result of the Reverse Split will receive cash in the amount described below. The price for such fractional share will be based upon the mean between the high and low bid quotation per share for the Common Stock for the ten trading days immediately preceding the Effective Date of the Reverse Split, as provided by the NASD.

     Reasons for the Reverse Split. The Corporation requires additional financing to fund its plans for continued growth. On February 7, 1997, the Corporation signed a letter of intent with an investment banking firm (the "Investment Banker") to underwrite, on certain terms and conditions, a public offering (the "Public Offering") that would result in gross proceeds of $6.0 million. No assurance can be given that the Investment Banker will underwrite the Public Offering or that the Public Offering will be completed.

     The Investment Banker has advised the Corporation that an increase in the per share value of the Common Stock, effected through a reduction in the number of outstanding shares caused by the Reverse Split, should improve the Corporation's prospects for completing the Public Offering by enhancing the marketability of the Common Stock. Accordingly, the Investment Banker has advised the Corporation that completion of the Reverse Split is one of its conditions to participation in the Public Offering.

     As of the date hereof, the Common Stock is regulated by the SEC as a "penny stock" (a stock trading for under $5.00 per share). The Board of Directors believes that the implementation of the Reverse Split will improve the market for the Common Stock in part because the Common Stock may trade above $5.00 per share following the Reverse Split. Many brokerage firms are reluctant to recommend lower price stocks (especially those trading for under $5.00 per share) for their clients, and the policies and practices of a number of brokerage houses tend to discourage individual brokers within those firms from dealing in lower price stocks. Also, the brokerage commission on the purchase or sale of a stock with a relatively low per share price generally tends to represent a higher percentage of the sales price than the brokerage commission charged on a stock with a relatively high per share price, to the detriment of the holders of the Common Stock and the market for the Common Stock. The Board of Directors believes that (i) these issues are best addressed by an increase in the price per share of Common Stock that is anticipated as a result of the Reverse Split; (ii) it is unlikely that the Corporation can successfully complete the Public Offering absent the Reverse Split.

     Management of the Corporation is not aware of any present efforts by any person to accumulate a block of the Common Stock, and the Reverse Split is not intended to prevent or deter a nonnegotiated change in control of the Corporation.

     Additional Considerations. There can be no assurance that the price of the Common Stock will rise following implementation of the Reverse Split, or that such price, if it does rise, will rise in proportion to the Reverse Split or will continue to escalate or be sustained for a significant period. See " -- Effect on Market for Common Stock." In addition, there can be no assurance that additional financing will ultimately be obtained. Nevertheless, the Board of Directors believes that shareholder approval of the Amendment and Restatement to effect the Reverse Split is advisable at this time.

     Vesting Discretion in the Board of Directors. But for requirements of the Investment Banker in connection with the proposed Public Offering, the Board of Directors would not view the Reverse Split as desirable. At present, the Board expects to direct management to file the Amendment and Restatement in the form set forth on Annex A to this Information Statement.
However, if it appears likely that the Public Offering cannot be consummated for any reason or if an as yet unidentified alternative source of financing becomes available, the Board would direct management to delete the provisions effecting the Reverse Split from the Amendment and Restatement prior to filing.

     General Effect of Reverse Split. The New Common Stock will not be different from the Common Stock and the holders of the New Common Stock or options or warrants to purchase the New Common Stock will have the same relative rights following the Effective Date as they had prior thereto.

     The effect of the Reverse Split on the aggregate number of shares of the Common Stock as of March 31, 1997 is set forth in the table below. Except for the following data, the Reverse Split will not have any effect on the shareholders' equity section of the Company's balance sheet.

                                     Prior to
                                     Proposed     After Proposed
                                  Reverse Split   Reverse Split

Number of Shares(1)
Common Stock
   Authorized . . . . . . . . . .   50,000,000      50,000,000
   Issued and Outstanding . . . .    7,667,266       1,999,999
   Available for issuance . . . .   42,332,734      48,000,001
   Par value per share. . . . . .       0.0001          0.0001
____________________
(1) The number of shares outstanding prior to the Reverse Split are as of March 31, 1997. Shares outstanding after the Reverse Split do not reflect any adjustments that may result from the repurchase of fractional shares and do not reflect the shares sold in the Private Placement or the proposed issuance of shares in the Public Offering.

     Effect on Registration. The Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the Common Stock under the Exchange Act.

     Effect on the Market for the Common Stock. The Common Stock is traded in the over-the-counter market. The Common Stock is presently quoted on the National Association of Securities Dealers ("NASD") OTC Bulletin Board Service. The Corporation's Annual Report on Form 10-K for the year ended September 30, 1996 sets forth the high and low bid quotations for shares of Common Stock for each quarter beginning with the quarter ended
December 31, 1994 through the quarter ended March 31, 1997, as reported by the NASD.

     Management anticipates that after the Effective Date, the market price of shares of New Common Stock will rise as a result of the decrease in the number of shares outstanding. However, it cannot be predicted whether any increase in market price would be in proportion to the Reverse Split. If the market price of the Common Stock were not to adjust proportionately, a significant loss of aggregate market value of the outstanding Common Stock could result. In addition, a Reverse Split reduces the number of shares of Common Stock outstanding, thereby adversely affecting liquidity and possibly depressing the price of the Common Stock.

     Following implementation of the Reverse Split, and until the Common Stock is listed on an exchange or is accepted for quotation on NASDAQ, the Corporation believes that trading in New Common Stock will continue in the over-the-counter market in transactions handled through the market makers of the Common Stock.

     Holders of Common Stock are entitled to receive such dividends as may be declared by the Corporation's Board of Directors. No dividends on Common Stock were paid during the year ended September 30, 1996 or during the six month period ended March 31, 1997. The Corporation presently intends to retain all future earnings for the expansion of its business and consequently does not presently intend to pay any cash dividends on the New Common Stock or the Common Stock.

     Effect on Options. The number of shares that may be issued under the 1997 Plans, if approved by the Corporation's shareholders at the Annual Meeting, and the number of shares issuable upon the exercise of any option outstanding on the Effective Date will be decreased in proportion to the Reverse Split. Conversely, the exercise price per share of any such outstanding option will be proportionately increased on the Effective Date. Any such outstanding option will be rounded to the nearest whole share, and no cash payment will be made in respect of any fractional share so rounded.

     Exchange of Stock Certificates and Liquidation of Fractional Shares. As soon as practicable after the Effective Date, the shareholders will be notified and requested to surrender their certificates representing shares of Common Stock to the Corporation's transfer agent so that certificates representing the appropriate number of shares of New Common Stock, together with a cash payment in lieu of any fractional share, may be issued in exchange therefor.

     Federal Income Tax Consequences. A summary of the principal federal income tax consequences of the proposed Reverse Split is set forth below. The following discussion is based upon present federal tax law and does not purport to be a complete discussion of such consequences for all shareholders in all circumstances, nor does it address state, local or foreign tax consequences or considerations. ACCORDINGLY, SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED REVERSE SPLIT ON THEIR INDIVIDUAL TAX STATUS.

     1. The proposed Reverse Split will not be a taxable transaction to the Corporation.

     2. A shareholder will not recognize any gain or loss as a result of the Reverse Split unless the shareholder receives cash in lieu of a fractional share. Although it is impossible to predict with certainty the tax consequences to any shareholder who receives cash in lieu of a fractional share, the Corporation believes that such shareholder will recognize gain or loss as a result of the Corporation's purchase of a fractional share based upon the amount realized for the fractional share less the holder's proportionate adjusted basis in such fractional share, and such gain or loss will constitute capital gain or loss if his or her Common Stock is held as a capital asset.

     3. The aggregate tax basis of the New Common Stock received by a shareholder pursuant to the Reverse Split will equal the aggregate tax basis of the shareholder's Common Stock prior to the Effective Date (except that such basis will be reduced by any basis allocated to a fractional share redeemed by the Corporation with respect to which the shareholder recognizes gain or loss as described in paragraph 2 above). The holding period of the New Common Stock received by the shareholder will include the holding period of the shareholder's Common Stock before the Reverse Split, provided the shares of Common Stock were a capital asset in the hands of such shareholder.

     Special taxation and withholding rules may apply to any shareholder that is a nonresident alien or a foreign corporation. Those rules are beyond the scope of this discussion and should be discussed with a personal tax advisor. Shareholders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, certain other information) to the transfer agent in connection with the Reverse Split to avoid backup withholding requirements that might otherwise apply in connection with the receipt of cash in lieu of fractional shares. See "Exchange of Certificates and Liquidation of Fractional Shares." The letter of transmittal will require each shareholder to deliver such information when the Common Stock certificates are surrendered following the Effective Date. Failure to provide such information may result in backup withholding.

     No Dissenters' Rights. Under New Jersey law, shareholders are not entitled to dissenters' rights with respect to the Reverse Split.

Anti-takeover Provisions

     Reasons for Anti-takeover Provisions. The anti-takeover provisions effected by the Amendment and Restatement are intended to encourage potential acquirors of the Corporation to negotiate directly with the Board of Directors of the Corporation. In the Board of Directors' judgment, the Board is in the best position to determine the true value of the Corporation and to negotiate most effectively for what may be in the best interests of the Corporation's shareholders. Accordingly, the Board of Directors believes that it is in the best interests of the Corporation and its shareholders to encourage potential acquirors to negotiate directly with the Board of Directors and that these provisions encourage such negotiations and discourage hostile takeover attempts. It is also the Board of Directors' view that these provisions do not discourage persons from proposing a merger or other transaction at prices reflective of the true value of the Corporation and which is in the best interest of all shareholders.

     Additional Considerations. These provisions may have the effect of discouraging a future takeover attempt that is not approved by the Board but which individual shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market price. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so. Such provisions will also render the removal of the Corporation's current Board of Directors or management more difficult.

     The following discussion is a general summary of certain provisions of the Amendment and Restatement that may be deemed to have such an "anti-takeover" effect. The description of these provisions is necessarily general and reference should be made in each case to the Amendment and Restatement attached hereto as Annex A.

     Classified Board of Directors and Related Provisions. The Amendment and Restatement provides that the Board of Directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class will hold office following their initial appointment to office for terms of one year, two years and three years, respectively and, upon reelection, will serve for terms of three years thereafter. Each director will serve until his or her successor is elected and qualified. Pursuant to the Amendment and Restatement, Directors Ahearn and DiPalma and nominee Denis Clark will be Class I directors to hold office until the annual shareholder election of directors in 1998; Directors Droste and Vanechanos, Sr. will be Class II directors to hold office until the annual shareholder election of directors in 1999; and Directors Konikowski and Vanechanos, Jr., will be Class III directors to hold office until the annual shareholder election of directors in 2000.

     The Amendment and Restatement provides that a director may be removed by shareholders only upon the affirmative vote of at least a majority of the votes which all shareholders would be entitled to cast. The Amendment and Restatement further provides that the Board of Directors shall have the exclusive power to fill any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors, by a majority vote of the directors then in office. Any director so elected shall serve until the next annual meeting of shareholders.

     A classified board of directors could make it more difficult for shareholders, including those holding a majority of the outstanding shares, to force an immediate change in the composition of a majority of the Board of Directors. Because the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the shareholders to change a majority, whereas a majority of a non-classified board may be changed in one year. In the absence of the provisions of the Amendment and Restatement classifying the Board, all of the directors would be elected each year.

     Management of the Corporation believes that the staggered election of directors tends to promote continuity of management because only one-third of the Board of Directors is subject to election each year. Staggered terms guarantee that in the ordinary course approximately two-thirds of the directors, or more, at any one time have had at least one year's experience as directors of the Corporation, and moderate the pace of change in the composition of the Board of Directors by extending the minimum time required to elect a majority of directors from one to two years.

     Other Antitakeover Provisions. The Amendment and Restatement contains certain other provisions that may also have the effect of deterring or discouraging, among other things, a non-negotiated tender or exchange offer for the Common Stock, a proxy contest for control of the Corporation, the assumption of control of the Corporation by a holder of a large block of the Common Stock and the removal of the Corporation's management. These provisions: (1) empower the Board of Directors, without shareholder approval, to issue preferred stock, the terms of which, including voting power, are set by the Board; (2) restrict the ability of shareholders to remove directors; (3) require that shareholders with at least 80% of total voting power approve mergers and other similar transactions if the transaction is not approved, in advance, by the Board of Directors; (4) prohibit shareholders' actions without a meeting; (5) require that shareholders with at least 80%, or in certain instances a majority, of total voting power approve the repeal or further amendment of the Certificate of Incorporation; (6) limit the right of a person or entity to vote more than 10% of the Corporation's voting stock; and (7) require that shares with at least 66-2/3% of total voting power approve any repeal or amendment of the Bylaws.

Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT. Approval of the Amendment and Restatement requires the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of Common Stock entitled to vote thereon. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Annual Meeting.

                           PROPOSAL 3

                 1997 EMPLOYEE STOCK OPTION PLAN

General

     Introduction. The Board of Directors believes that stock option programs constitute an important part of a corporate compensation program and, accordingly, the Board of Directors has adopted a new 1997 Employee Stock Option Plan (the "1997 Employee Plan"), which is subject to shareholder approval. The Corporation has previously granted options to employees under the Corporation's 1982 Stock Option Plan, which has expired by its terms, and the Corporation's 1992 Stock Option Plan, which the Company has terminated. No options issued under such plans are outstanding.

     Set forth below is a summary of the provisions of the 1997 Employee Plan. This summary is qualified and amplified in its entirety by the text of the 1997 Employee Plan set forth as Annex B to this Information Statement and incorporated by reference herein.

     Purpose. The 1997 Employee Plan is designed to improve the performance of the Corporation and its subsidiaries and, by doing so, to serve the interests of the Corporation and its shareholders. By encouraging ownership of the Corporation by those who play significant roles in the Corporation's success, implementation of the 1997 Employee Plan will have the effect of more closely aligning the interests of the Corporation's employees with those of its shareholders by relating capital accumulation to increases in shareholder value. Moreover, adoption of the 1997 Employee Plan should have a positive effect on the Corporation's ability to attract, motivate and retain employees having outstanding leadership and management ability.

     Description.  The 1997 Employee Plan authorizes the
Compensation Committee (the "Committee") of the Board of
Directors to grant options for the purchase of up to 900,000 shares of the Common Stock (which shall be reduced to 234,764 shares upon the consummation of the Reverse Split). Any shares as to which an option expires, lapses unexercised, or is terminated or canceled may be subject to a new option.

     Under the 1997 Employee Plan, both "Incentive Stock Options" (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")), which qualify for certain tax benefits, and options which do not qualify for such tax benefits ("Nonqualified Stock Options") may be granted to eligible employees of the Corporation and its subsidiaries. All current employees of the Company are eligible to participate in the 1997 Employee Plan. As of April 14, 1996, the Corporation had approximately 19 employees.

     The Committee has the authority to grant options to employees under the 1997 Employee Plan, based upon the recommendation of the Corporation's Chief Executive Officer and subject to the approval of a majority of the disinterested members of the Board. Option grants to employees are anticipated to be made annually. Eligible employees generally include all key employees of the Corporation and its subsidiaries. This would include the executive officers listed in the Summary Compensation Table included under the section entitled
"Proposal 1 -- Election of Directors -- Executive Compensation" in this Information Statement.

     The 1997 Employee Plan authorizes the Committee to administer and interpret the 1997 Employee Plan. The Committee is composed of at least two members of the Board, who serve at the discretion of the Board and are each required to be "outside directors" within the meaning of Code Section 162(m).

     The exercise price for Incentive Stock Options granted under the 1997 Employee Plan will be equal to at least the fair market value of the stock underlying the option on the date the option is granted. However, the exercise price for Nonqualified Stock Options granted under the 1997 Employee Plan will be such dollar amount as may be specified by the Committee. Therefore, the Corporation may issue Nonqualified Stock Options having an exercise price which is less than the fair market value of the stock underlying the option on the date of grant.

     Incentive Stock Options granted under the 1997 Employee Plan may be exercised for up to 10 years after the date of grant, except in certain limited circumstances. Nonqualified Stock Options granted under the 1997 Employee Plan may be exercised for up to 10 years and 1 month after the date of grant. With the approval of the Committee, an optionee may pay the required exercise price for an option by surrendering shares of Common Stock with a value equal to such exercise price, subject to certain limitations with respect to payment with shares acquired through the exercise of Incentive Stock Options. The aggregate fair market value (determined at the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. No employee may receive option grants in excess of 250,000 shares under the 1997 Employee Plan during any twelve-month period. No option may be transferred by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable during the optionee's lifetime only by the optionee, or his guardian or legal representative, unless otherwise approved by the Committee.

     Under the 1997 Employee Plan, options may not be exercised during the 12-month period following the date of grant unless
(i) there occurs a "change in control" of the Corporation during such period or (ii) the Committee waives the 12-month continuous employment requirement for an employee whose employment has terminated prior to the satisfaction of such requirement. In the event of a "change in control," the options become immediately exercisable. The term "change in control" is defined in the 1997 Employee Plan to mean, among other things, a merger, consolidation or similar transaction in which (i) the Corporation's shareholders do not own, after the transaction, at least 662/3% of the voting securities of the surviving institution, and (ii) persons who were members of the Corporation's Board do not constitute at least 662/3% of the members of the Board of the surviving institution.

     Under the 1997 Employee Plan, in the event of an optionee's retirement, Incentive Stock Options lapse at the earlier of three months from the date of retirement or the expiration of the term of the option, while Nonqualified Stock Options may continue to be exercised during the term of the option for up to 24 months, at the discretion of the Committee, from the date of retirement. With respect to an optionee whose employment terminates due to death or disability, the optionee or his or her legal representative may exercise the option until the earlier of the expiration of the term of the option or one year after such termination of employment.

     If an optionee's employment is terminated for any reason except retirement, death or disability, all options granted to such person under the 1997 Employee Plan terminate upon the date employment is terminated, unless the Committee permits the optionee to exercise such options until the earlier of (i) the expiration of the term of the option or (ii) in the case of Incentive Stock Options, three months after such termination of employment, and in the case of Nonqualified Stock Options, up to 24 months from the date of termination.

     The Board of Directors may amend, suspend or terminate the 1997 Employee Plan at any time without shareholder approval; provided, however, that the Board may not, without shareholder approval, amend the 1997 Employee Plan so as to (i) increase the number of shares subject to the 1997 Employee Plan, (ii) change the class of eligible employees, or (iii) make a change which would otherwise require the approval of shareholders under applicable tax, securities or other laws. In addition, the Board may not modify or amend the 1997 Employee Plan with respect to any outstanding options, or impair or cancel any outstanding option, without the consent of the affected optionee.

     Upon receipt of shareholder approval of the 1997 Employee Plan, the Committee expects to make an initial grant of options to purchase a total of approximately 250,000 shares of Common Stock (which shall be reduced to 65, 213 shares after consummation of the Reverse Split) to employees under the 1997 Employee Plan.

     If the 1997 Employee Plan is approved by the shareholders, the Corporation anticipates that the shares of Common Stock issuable thereunder will be registered with the Securities and Exchange Commission and with any applicable state securities commission where registration is required. The cost of such registrations will be borne by the Corporation.

Tax Consequences

     General. The 1997 Employee Plan is not a qualified plan under Code Section 401(a). The Corporation has been advised that, under the Code, the following federal income tax consequences will result when Incentive Stock Options or Nonqualified Stock Options, or any combination thereof, are granted or exercised, although the following is not intended to be a complete statement of the applicable law.

     Incentive Stock Options. An optionee generally will not be deemed to receive any income for federal tax purposes at the time an Incentive Stock Option is granted, nor will the Corporation be entitled to a tax deduction at that time. No income is recognized by an optionee upon the exercise of such an option. Upon the sale or exchange of the shares at least two years after the grant of the option and one year after receipt of the shares by the optionee upon exercise, the optionee will recognize long-term capital gain or loss upon the sale of such shares equal to the difference between the amount realized on such sale and the exercise price.

     If the foregoing holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. If the sale price exceeds the fair market value on the date of exercise, the gain in excess of the ordinary income portion will be treated as either long-term or short-term capital gain, depending on whether the stock has been held for more than 12 months on the date of sale. Any loss on disposition is a long-term or short-term capital loss, depending upon whether the optionee had held the stock for more than 12 months. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is a director or 10 percent shareholder of the Corporation or an officer of the Corporation subject to Section 16(b) of the Exchange Act. If the Corporation cancels an option, the optionee recognizes income to the extent of the amount paid to the optionee by the Corporation to cancel the option over the optionee's basis in such option, if any.

     No income tax deduction will be allowed to the Corporation with respect to shares purchased by an optionee upon the exercise of an Incentive Stock Option, provided that such shares are held at least two years after the date of grant and at least one year after the date of exercise. However, if those holding periods are not satisfied, the Corporation may deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares.

     The exercise of an Incentive Stock Option could subject an optionee to alternative minimum tax liability for federal income tax purposes.

     Nonqualified Stock Options. An optionee will not be deemed to receive any income for federal tax purposes at the time a nonqualified stock option is granted, nor will the Corporation be entitled to a tax deduction at that time. At the time of exercise, however, the optionee will realize ordinary income in an amount equal to the excess of the market value of the shares at such time over the option price of such shares. The Corporation will generally be allowed a federal income tax deduction, at the time of such recognition by the optionee, in an amount equal to the ordinary income recognized by the optionee, subject to certain possible limitations under the Code. Gain or loss on the subsequent disposition of option stock by the optionee will normally be capital gain or loss.

Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THE 1997 EMPLOYEE PLAN. The affirmative vote of a majority of all votes cast at the Annual Meeting is required to adopt the 1997 Plan. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Annual Meeting.

                           PROPOSAL 4

             STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     General. On April 28, 1997, the Board of Directors adopted a Stock Option Plan for Outside Directors (the "1997 Director
Plan"). The 1997 Director Plan is subject to approval by the shareholders of the Corporation.

     Set forth below is a summary of the provisions of the 1997 Director Plan. This summary is qualified and amplified in its entirety by the text of the 1997 Director Plan set forth as Annex C to this Information Statement, and incorporated by reference herein.

     Purpose of the 1997 Director Plan. The purpose of the 1997 Director Plan is to attract, retain and compensate highly qualified individuals who are not employees to serve as members of the Board of Directors by encouraging them to invest in the Common Stock and thereby acquire a further proprietary interest in the Corporation and an increased personal interest in the Corporation's continued success and progress.

     Eligibility and Number of Options. Each person (i) who is a director of the Corporation and (ii) who is not, as of such date, an employee of the Corporation shall, on the earlier of (a) the date on which the Public Offering is completed, or
(b) September 30, 1997, and thereafter on the date of each succeeding annual meeting of shareholders at which directors are elected, automatically be granted an option to purchase
15,000 shares of the Common Stock (or 3,912 shares if the Reverse Split occurs prior to the date of such grant). Future directors elected by the Board to fill a vacancy will also receive such a grant on the date of such initial election as a director.

     Assuming that the 1997 Director Plan is approved by the shareholders of the Corporation, and assuming that all of the Board of Directors' non-employee nominees for director are elected, Messrs. Ahearn, Clark, DiPalma and Droste will each receive, on the earlier of (a) the date on which the Public Offering is completed, or (b) September 30, 1997, options under the 1997 Director Plan to purchase an aggregate of 15,000 shares of the Common Stock (or 3,912 shares if the Reverse Split occurs prior to the date of such grant).

     The 1997 Director Plan authorizes the Committee to administer and interpret the 1997 Director Plan. The 1997 Director Plan further authorizes the Committee to grant options for the purchase of an aggregate amount up to 300,000 shares of the Common Stock (which shall be reduced to 78,254 on the Effective Date of the Reverse Split). Any shares as to which an option expires, lapses unexercised, or is terminated or canceled may be subject to a new option.

     Only Nonqualified Stock Options may be granted under the 1997 Director Plan. The exercise price for options granted under the 1997 Director Plan will be equal to the fair market value of the stock underlying the option on the date the option is granted.

     Nonqualified Stock Options granted under the 1997 Director Plan may be exercised for 10 years and 1 month after the date of grant. No option may be transferred by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable during the optionee's lifetime only by the optionee, or his guardian or legal representative, unless otherwise approved by the Committee.

     Under the 1997 Director Plan, options may not be exercised during the 11-month period following the date of grant unless
(i) there occurs a "change in control" of the Corporation during such period or (ii) the Committee waives the 11-month continuous service requirement for a director whose service as such has terminated prior to the satisfaction of such requirement. In the event of a "change in control," the options become immediately exercisable. The term "change in control" is defined in the 1997 Director Plan to mean, among other things, a merger, consolidation or similar transaction in which (i) the Corporation's shareholders do not own, after the transaction, at least 662/3% of the voting securities of the surviving institution, and (ii) persons who were members of the Corporation's Board do not constitute at least 662/3% of the members of the Board of the surviving institution.

     Under the 1997 Director Plan, in the event of an optionee's retirement, options may continue to be exercised during the term of the option for up to 24 months, at the discretion of the Committee, from the date of retirement. With respect to an optionee whose service as a director terminates due to death or disability, the optionee or his or her legal representative may exercise the option until the earlier of the expiration of the term of the option or one year after such termination of service.

     If an optionee's service as a director is terminated for any reason except retirement, death or disability, all options granted to such person under the 1997 Director Plan terminate on the date such service is terminated, unless the Committee permits the optionee to exercise such options until the earlier of
(i) the expiration of the term of the option or (ii) up to 24 months from the date of termination.

     The Board of Directors may amend, suspend or terminate the 1997 Director Plan at any time without shareholder approval unless the approval of shareholders is otherwise required under applicable tax, securities or other laws. In addition, the Board may not modify or amend the 1997 Director Plan with respect to any outstanding option or impair or cancel any outstanding option, without the consent of the affected optionee.

     If the 1997 Director Plan is approved by the shareholders, the Corporation anticipates that the shares of Common Stock issuable thereunder will be registered with the SEC and with any applicable state securities commission where registration is required. The cost of such registrations will be borne by the Corporation.

     Federal Income Tax Consequences. Options granted pursuant to the 1997 Director Plan will be Nonqualified Stock Options. See "Proposal 3 -- 1997 Employee Stock Option Plan -- Tax Consequences" for a description of the federal income tax consequences relating to Nonqualified Stock Options.

     Recommendation. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THE 1997 DIRECTOR PLAN. The affirmative vote of a majority of all votes cast at the Annual Meeting is required to adopt the 1997 Director Plan. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Annual Meeting.

                        NEW PLAN BENEFITS

     The following table sets forth the benefits that would have been received by the following people pursuant to the 1997 Plans if they had been in effect in 1996: (i) the executive officers named in the compensation tables beginning on page __; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees who are not executive officers, as a group.

                             1997 Plans

Name and Position           Dollar Value ($)   Number of Units(1)

Steve L. Vanechanos, Jr.           0                      0
  Chief Executive Officer
  and President

All executive officers             0                      0
  as a group (3 persons)

All directors who are not         (2)                60,000
  executive officers, as a
  group (3 persons)

All employees, excluding           0                      0
  executive officers, as a
  group
___________________________
(1) The number of units shown corresponds to the number of the Corporation's shares underlying options that will be automatically granted on or before September 30, 1997 to the optionees shown under the 1997 Director Plan, subject to shareholder approval. As of May __, 1997, no options have been granted under the 1997 Employee Plan.

(2) The exercise price for options to be granted under the 1997 Director Plan will be the fair market value of the stock underlying the option on the date the option is granted. Therefore, the options will not have any dollar value on the date of grant.

                           PROPOSAL 5

         RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     General. The Board of Directors has appointed Richard A. Eisner & Company, LLP, New York, New York, Certified Public Accountants, as the Corporation's independent public accountants for the year ending September 30, 1997, and has directed that the selection of such auditors be submitted for ratification by the shareholders at the Annual Meeting. The Corporation has been advised by Richard A. Eisner & Company, LLP that none of its members has any financial interest in the Corporation.

     Termination of Prior Auditors. On February 19, 1997, the Corporation terminated the engagement of Allen G. Roth, P.A. ("Roth") as the Corporation's independent auditors. On
February 24, 1997, the Corporation engaged the independent certified public accounting firm of Richard A. Eisner & Company, LLP to audit the Corporation's consolidated financial statements for the year ended September 30, 1996, which audited financial statements are set forth in the Corporation's Annual Report on Form 10-K for the year ended September 30, 1996.

     As previously reported, Seahawk Capital Corporation ("Seahawk"), a predecessor to the Corporation, on March 26, 1996, acquired all of the issued and outstanding common stock of DWTS in exchange for approximately 93% of Seahawk's issued and outstanding common stock, and in connection therewith changed its name to DynamicWeb Enterprises, Inc. For accounting purposes, this transaction was treated as a recapitalization of DWTS, with DWTS as the acquiring corporation. Accordingly, the Corporation's historical financial statements covering periods prior to March 26, 1996, as filed to date with the SEC, are those of DWTS.

     The consolidated financial statements of Seahawk for the year ended December 31, 1995 were audited by R. Andrew Gately &
Co. ("Gately"). Roth audited the consolidated financial statements of DWTS for the year ended September 30, 1995.

     Accountants' Reports. Roth's report on DWTS' consolidated financial statements at and for the period February 1, 1995 (date of inception) to September 30, 1995 did not contain any adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

     Gately's report on Seahawk's consolidated financial statements at and for each of the years in the two-year period ended December 31, 1995 provided, among other things, that:

          "As further discussed in Notes 1 and 7, subsequent to December 31, 1995, the Company purchased all of the common stock of Dynamic Web [sic] Transaction Systems, Inc. ("DYN"). For accounting purposes, the acquisition was treated as recapitalization of DYN with DYN as the inquiring [sic] corporation ("reverse acquisition"). Ongoing operations will be that of DYN and, consequently, the past results of the Company have no significance as to future operations of the Company. Absence [sic] this transaction, the Company could not have continued as a going concern."

     Except for the foregoing, Gately's report did not contain any adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

     There were no disagreements between the Corporation (including Seahawk or DWTS) and either Gately or Roth on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to such accountant's satisfaction, would have caused such accountant to make reference to the subject matter of the disagreement in connection with its report on the consolidated financial statements of Seahawk or DWTS, as the case may be.

     Annual Meeting. In the event that the shareholders do not ratify the selection of Richard A. Eisner & Company, LLP as the Corporation's independent public accountants to perform audit services for the 1997 fiscal year, another accounting firm may be chosen to provide audit services for the 1997 fiscal year.

     Representatives of Richard A. Eisner & Company, LLP, are expected to attend the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so and will be available to respond to questions from shareholders.

     Recommendation. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF RICHARD A. EISNER & COMPANY, LLP, AS THE AUDITORS FOR THE CORPORATION FOR THE YEAR ENDING SEPTEMBER 30, 1997. Ratification of the selection of Richard A. Eisner & Company, LLP will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Annual Meeting.

  COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. The rules of the SEC regarding the filing of such statements require that "late filings" of such statement be disclosed in this Information Statement.

     Based solely on review of the copies of such forms furnished to the Corporation, or written representations that no Forms 5 were required, the Corporation believes that, during the fiscal year ended September 30, 1996, its officers, directors, and greater than ten-percent beneficial owners complied with applicable Section 16(a) filing requirements, except that
F. Patrick Ahearn, Jr. and Robert Droste each inadvertently neglected to file on a timely basis one such statement.
Messrs. Ahearn and Droste's statements were each required to be filed to report their respective acquisitions of 157 shares of Common Stock pursuant to the Corporation's acquisition of Megascore, of which Messrs. Ahearn and Droste were shareholders.

                          ANNUAL REPORT

     The Corporation's Annual Report on Form 10-K for the year ended September 30, 1996 is being mailed to the Corporation's shareholders for their information together with this Information Statement. No part thereof is incorporated by reference in this Information Statement. Upon the written request of any shareholder and the payment of a fee of $0.25 per page covering the Corporation's reasonable expenses in connection therewith, the Corporation will furnish to such shareholder any exhibit to the Form 10-K. Such request should be sent to Steve Vanechanos, Sr., Secretary, DynamicWeb Enterprises, Inc., 271 Route 46 West, Building F, Suite 209, Fairfield, New Jersey 07004, and shall set forth a good faith representation that, as of April 14, 1997, the person making the request was a beneficial owner of shares of the Common Stock entitled to vote at the Annual Meeting.

                              By Order of the Board of Directors



                              Steve Vanechanos, Sr.
                              Secretary

                             ANNEX A

                      AMENDED AND RESTATED
                  CERTIFICATE OF INCORPORATION
                               OF
                  DYNAMICWEB ENTERPRISES, INC.


     Pursuant to the provision of N.J.S.A. 14A:9-5, the undersigned corporation, for the purpose of amending and restating its Certificate of Incorporation, hereby certifies as follows:

     FIRST.  The name of the Corporation is DynamicWeb
Enterprises, Inc.

     SECOND. The location and post office address of the Corporation's registered office in this state is 271 Route 46
West, Building F, Suite 209, Fairfield, New Jersey 07004 and its registered agent at such address is Steve Vanechanos, Jr.

     THIRD. The purpose of the Corporation is and it shall have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under provisions of the New Jersey Business
Corporation Act.

     FOURTH. The term of the Corporation's existence is perpetual.

     FIFTH. Each share of common stock, par value $.0001 per share, of the Company (the "Common Stock") issued and outstanding immediately prior to the effective date of this Amended and Restated Certificate of Incorporation (the "Effective Date") shall be and hereby is, on and as of the Effective Date, automatically changed without further action into 0.2608491 of a fully paid and nonassessable share of Common Stock; provided, however, that no fractional shares shall be issued pursuant to such change. The Corporation will pay cash to shareholders who would otherwise be entitled to a fractional share as a result of this change. Such cash payments will be equal to the fractional interest times the mean between the closing bid and asked prices for the Common Stock as quoted by the NASD Electronic Bulletin Board for the ten trading days preceding the Effective Date. On and after the Effective Date, the aggregate number of shares of capital stock which the Corporation shall have authority to issue is 55,000,000 shares, divided into two classes consisting of 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, having such par value as the board of directors shall fix and determine, as provided in Article SIXTH below ("Preferred Stock").

     SIXTH. The Preferred Stock may be issued from time to time as a class without series or, if so determined by the board of directors of the Corporation, either in whole or in part, in one or more series. There is hereby expressly granted to and vested in the board of directors of the Corporation authority to fix and determine (except as fixed and determined herein), by resolution, the par value, voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, including specifically, but not limited to, the dividend rights, conversion rights, redemption rights and liquidation preferences, if any, of any wholly unissued series of Preferred Stock (or the entire class of Preferred Stock if none of such shares have been issued), the number of shares constituting any such series and the terms and conditions of the issue thereof. Prior to the issuance of any shares of Preferred Stock, a statement setting forth a copy of each such resolution or resolutions and the number of shares of Preferred Stock of each such class or series shall be executed and filed in accordance with the New Jersey Business Corporation Act. Unless otherwise provided in any such resolution or resolutions, the number of shares of capital stock of any such class or series so set forth in such resolution or resolutions may thereafter be increased or decreased (but not below the number of shares then outstanding), by a statement likewise executed and filed setting forth a statement that a specified increase or decrease therein had been authorized and directed by a resolution or resolutions likewise adopted by the board of directors of the Corporation. In case the number of such shares shall be decreased, the number of shares so specified in the statement shall resume the status they had prior to the adoption of the first resolution or resolutions.

     SEVENTH. Each holder of record of Common Stock shall have the right to one vote for each share of Common Stock standing in such holder's name on the books of the Corporation. No shareholder shall be entitled to cumulate any votes for the election of directors.

     EIGHTH. The management, control and government of the Corporation shall be vested in a board of directors consisting of not less than five (5) nor more than twenty-five (25) members in number, as fixed by the board of directors of the Corporation from time to time. The directors of the Corporation shall be divided into three classes: Class I, Class II and Class III. Each Class shall be as nearly equal in number as possible. If the number of Class I, Class II or Class III directors is fixed for any term of office, it shall not be increased during that term, except by a majority vote of the board of directors. The term of office of the initial Class I directors shall expire at the annual election of directors by the shareholders of the Corporation in 1998; the term of office of the initial Class II directors shall expire at the annual election of directors by the shareholders of the Corporation in 1999; and the term of office of the initial Class III directors shall expire at the annual election of directors by the shareholders of the Corporation in 2000. After the initial term of each Class, the term of office of each Class shall be three (3) years, so that the term of office of one class of directors shall expire each year when their respective successors have been duly elected by the shareholders and qualified. At each annual election by the shareholders of the Corporation, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed. Unless waived by the board of directors of the Corporation, in order to qualify for election as a director of the Corporation, a person must have been a shareholder of record of the Corporation for a period of time equal to the lesser of (i) three (3) years, or (ii) the time elapsed since March 26, 1996. Shareholders of another corporation that merges or consolidates with the Corporation, is acquired by, or acquires the Corporation, or enters into any similar transaction with the Corporation shall qualify for election as a director of the Corporation if such shareholder was a shareholder of record of the other corporation for a period of time equal to the lesser of (i) three (3) years, or (ii) the time elapsed since March 26, 1996. If, for any reason, a vacancy occurs on the board of directors of the Corporation, a majority of the remaining directors shall have the exclusive power to fill the vacancy by electing a director to hold office for the unexpired term in respect of which the vacancy occurred. No director of the Corporation shall be removed for cause from office, as a director, by the vote of shareholders, unless the votes of shareholders cast in favor of the resolution for the removal of such director constitute at least a majority of the votes which all shareholders would be entitled to cast at an annual election of directors.

     NINTH.  The number of directors constituting the current
Board of Directors is six, and the class, names and addresses of the persons serving as directors are:

          Class I

          F. Patrick Ahearn, Jr.
          107 Maple Street
          Rutherford, NJ  07070

          Denis Clark
          8417 Greenside Drive
          Dublin, OH  43017

          Frank DiPalma
          179 Clairmont Road
          Ridgewood, NJ  07450

          Class II

          Robert Droste
          24 Summit Road
          Clifton, NJ  07012

          Steve Vanechanos, Sr.
          96 Union Avenue
          Rutherford, NJ  07070

          Class III

          Kenneth R. Konikowski
          36 Pinebrook Road
          Towaco, NJ  07082

          Steve L. Vanechanos, Jr.
          92 Clarken Drive
          West Orange, NJ  07052

     TENTH. No holder of any class of capital stock of the Corporation shall have preemptive rights, and the Corporation shall have the right to issue and to sell to any person or persons any shares of its capital stock or any option, warrant or right to acquire capital stock, or any securities having conversion or option rights without first offering such shares, rights or securities to any holder of any class of capital stock of the Corporation.

     ELEVENTH. Except as set forth below, the affirmative vote of shareholders entitled to cast at least 80 percent (80%) of the votes which all shareholders of the Corporation are entitled to cast, and if any class of shares is entitled to vote as a separate class, the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast by the outstanding shares of such class (or such greater amount as required by the provisions of this Certificate of Incorporation establishing such class) shall be required to approve any of the following:

          (a) any merger or consolidation of the Corporation with or into any other corporation;

          (b) any share exchange in which a corporation, person or entity acquires the issued or outstanding shares of capital stock of the Corporation pursuant to a vote of shareholders;

          (c) any sale, lease, exchange or other transfer of all, or substantially all, of the assets of the Corporation to any other corporation, person or entity; or

          (d) any transaction similar to, or having similar effect as, any of the foregoing transactions.

An affirmative vote as provided in the foregoing provisions shall be, to the extent permitted by law, in lieu of the vote of the shareholders otherwise required by law.

     The board of directors of the Corporation shall have the power and duty to determine, for purposes of this Article ELEVENTH, on the basis of information known to the board, if any transaction is similar to, or has an effect similar to, any of the transactions identified above in this Article ELEVENTH. Any such determination shall be conclusive and binding for all purposes of this Article ELEVENTH.

     The Corporation may voluntarily completely liquidate and/or dissolve only in accordance with all applicable laws and only if the proposed liquidation and/or dissolution is approved by the affirmative vote of shareholders entitled to cast at least 80 percent (80%) of the votes which all shareholders are entitled to cast.

     The provisions of this Article ELEVENTH shall not apply to any transaction which is approved in advance by 66-2/3 percent
(66-2/3%) of the members of the board of directors of the Corporation, at a meeting duly called and held.

     TWELFTH. Subsection 1. No Person or Group Acting in Concert shall Acquire Voting Control of the Corporation, at any time, except in accordance with the provisions of Article ELEVENTH. The terms "Acquire," "Voting Control," "Group Acting in Concert," and "Person" as used in this Article TWELFTH are defined in subsection 4 hereof.

          Subsection 2. If Voting Control of the Corporation is acquired, in violation of this Article TWELFTH, all shares with respect to which any Person or Group Acting in Concert has acquired Voting Control in excess of the number of shares the beneficial ownership of which is deemed under subsection 4 hereof to confer Voting Control of the Corporation (as determined without regard to this Subsection 2) shall be considered from and after the date of acquisition by such Person or Group Acting in Concert to be "excess shares" for purposes of this Article TWELFTH. All shares deemed to be excess shares shall thereafter no longer be entitled to vote on any matter or to take other shareholder action. If, after giving effect to the first two sentences of this Subsection 2, any Person or Group Acting in Concert still shall be deemed to be in Voting Control of the Corporation based on the number of votes then entitled to be cast (rather than the number of issued and outstanding shares of common stock of the Corporation), then shares held in excess of the number of shares deemed to confer Voting Control upon such Person or Group Acting in Concert also shall not be entitled to vote on any matter or take any other shareholder action, but this subsequent reduction in voting rights shall be effected only once. The provisions of this Subsection 2 deeming shares to be excess shares shall only apply for so long as such shares shall be beneficially owned by such Person or Group Acting in Concert who has acquired Voting Control. Notwithstanding the foregoing, shares held in excess of the number of shares the beneficial ownership of which would otherwise be deemed under Subsection 4 to confer Voting Control of the Corporation shall not be deemed to be excess shares if such shares (i) are held by a Tax-Qualified Employee Stock Benefit Plan or (ii) were held by a shareholder of record on the effective date of this Amended and Restated Certificate of Incorporation and continue to be held by such shareholder.

          Subsection 3. The provisions of this Article TWELFTH shall be of no further force and effect after the consummation of a transaction in which another Person Acquires shares of capital stock of the Corporation entitled to cast 80% or more of the votes which all shareholders are entitled to cast (as determined without regard to the application of this Article TWELFTH) and such transaction was approved in advance by the board of directors of the Corporation.

          Subsection 4.  For purposes of this Article TWELFTH:

               A. The term "Acquire" includes every type of acquisition, whether effected by purchase, exchange, operation of law or otherwise.

               B. "Voting Control" means the sole or shared power to vote or to direct the voting of, or to dispose or to direct the disposition of, more than ten percent (10%) of the issued and outstanding common stock of the Corporation; provided that (i) the solicitation, holding and voting of proxies obtained by the board of directors of the Corporation pursuant to a solicitation under Regulation 14A of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act") shall not constitute Voting Control, (ii) a Tax-Qualified Employee Stock Benefit Plan which holds more than 10 percent (10%) of the voting shares of the Corporation shall not be deemed to have Voting Control of the Corporation, and (iii) any trustee, member of any administrative committee or employee beneficiary of a Tax-Qualified Employee Stock Benefit Plan shall not be deemed to have Voting Control of the Corporation either (A) as a result of their control of a Tax-Qualified Employee Stock Benefit Plan, and/or their beneficial interest in voting shares held by a Tax-Qualified Employee Stock Benefit Plan, or (B) as a result of the aggregation of both their beneficial interest in voting shares held by a Tax-Qualified Employee Stock Benefit Plan and voting shares held by such trustee, administrative committee member or employee beneficiary independent of a Tax-Qualified Employee Stock Benefit Plan.

               C. "Group Acting in Concert" includes Persons seeking to combine or pool their voting or other interests in the voting shares for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise, provided, that a "Group Acting in Concert" shall not include (i) the members of the board of directors of the Corporation solely as a result of their board membership, (ii) the members of the board of directors of the Corporation as a result of their solicitation, holding and voting of proxies obtained by them pursuant to a solicitation subject to rules and regulations promulgated under the Exchange Act or any successor statute
     (iii) any member or all the members of the board of directors of the Corporation, or (iv) any Tax-Qualified Employee Stock Benefit Plan and the trustees, administrative committee members and employee beneficiaries thereof.

               D. The term "Person" includes an individual, a Group Acting in Concert, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of the equity securities of the Corporation.

               E.   The term "Tax-Qualified Employee Stock
Benefit Plan" means any defined benefit plan or defined contribution plan of the Corporation or any subsidiary, such as an employee stock ownership plan, stock bonus plan, profit sharing plan or other plan, that, with its related trust, meets the requirements to be "qualified" under Section 401 of the Internal Revenue Code of 1986, as amended.

          Subsection 5. This Article TWELFTH shall not apply to the purchase of securities of the Corporation by underwriters in connection with a public offering of such securities by the Corporation or by a holder of shares of capital stock of the Corporation with written consent of the board of directors of the Corporation; provided, however, that purchasers of securities of the Corporation from any underwriter shall be subject to the provisions of this Article TWELFTH.

     The board of directors of the Corporation shall have the power and duty to determine, for purposes of this Article TWELFTH, on the basis of information known to the board, if and when such other Person has acquired Voting Control of the Corporation, and/or if any transaction is similar to, or has a similar effect as, any of the transactions identified in this Article TWELFTH. Any such determination shall be conclusive and binding for all purposes of this Article TWELFTH.

     THIRTEENTH. No action required to be taken or which may be taken at any annual or special meeting of shareholders of the Corporation may be taken without a meeting, and the power of the shareholders of the Corporation to consent in writing to action without a meeting is specifically denied. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum of shareholders at any annual or special meeting of shareholders of the Corporation.

     FOURTEENTH. The authority to make, amend, alter, change or repeal the By-Laws of the Corporation is hereby expressly and solely granted to and vested in the board of directors of the Corporation, subject always to the power of the shareholders to change such action by the affirmative vote of shareholders of the Corporation entitled to cast at least 66-2/3 percent (66-2/3%) of the votes which all shareholders are entitled to cast.

     FIFTEENTH. The Corporation shall indemnify every corporate agent as defined in, and to the fullest extent permitted by,
Section 14A:3-5 of the New Jersey Business Corporation Act, and to the fullest extent otherwise permitted by law.

     SIXTEENTH. To the fullest extent from time to time permitted by law, no director or officer of the Corporation shall be personally liable to the Corporation or to any of its shareholders, except for liabilities arising from any breach of duty based upon an act or omission (i) in breach of such director's or officer's duty of loyalty to the Corporation,
(ii) not in good faith or involving a knowing violation of law or
(iii) resulting in receipt by such director or officer of an improper personal benefit. Neither the amendment or repeal of this Article SIXTEENTH, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article SIXTEENTH, shall eliminate or reduce the protection afforded by this Article SIXTEENTH to a director or officer of the Corporation in respect to any matter which occurred, or any cause of action, suit or claim which but for this Article SIXTEENTH would have accrued or arisen, prior to such amendment, repeal or adoption.

     SEVENTEENTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in its Certificate of Incorporation in the manner now or hereafter prescribed by statute and all rights conferred upon shareholders and directors herein are hereby granted subject to this reservation; provided, however, that the provisions set forth in Articles SEVENTH, EIGHTH, and ELEVENTH through SEVENTEENTH, inclusive, of this Amended and Restated Certificate of Incorporation may not be repealed, altered or amended, in any respect whatsoever, unless such repeal, alteration or amendment is approved by either (a) the affirmative vote of shareholders of the Corporation entitled to cast at least 80 percent (80%) of the votes which all shareholders of the Corporation are then entitled to cast or (b) the affirmative vote of 80 percent (80%) of the members of the board of directors of the Corporation and the affirmative vote of shareholders of the Corporation entitled to cast at least a majority of the votes which all shareholders of the Corporation are then entitled to cast.

     IN TESTIMONY WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed by a duly authorized officer as of the ____ day of _________, 1997.

                              DYNAMICWEB ENTERPRISES, INC.

                              By_________________________________
                              Steve Vanechanos, Jr.,
                              President

                             ANNEX B




















                  DYNAMICWEB ENTERPRISES, INC.

                 1997 EMPLOYEE STOCK OPTION PLAN

                        TABLE OF CONTENTS


                                                            Page

Article


Article 1.     PURPOSE OF THE PLAN . . . . . . . . . . . . . .B-3

Article 2.     DEFINITIONS . . . . . . . . . . . . . . . . . .B-3

Article 3.     ADMINISTRATION OF THE PLAN. . . . . . . . . . .B-4

Article 4.     COMMON STOCK SUBJECT TO THE PLAN. . . . . . . .B-6

Article 5.     STOCK OPTIONS . . . . . . . . . . . . . . . . .B-6

Article 6.     ELIGIBILITY . . . . . . . . . . . . . . . . . .B-8

Article 7.     TERM AND EXERCISE OF OPTIONS. . . . . . . . . .B-9

Article 8.     TERMINATION OF EMPLOYMENT . . . . . . . . . . B-13

Article 9.     ADJUSTMENT PROVISIONS . . . . . . . . . . . . B-15

Article 10.    GENERAL PROVISIONS. . . . . . . . . . . . . . B-16

   Article 1.  PURPOSE OF THE PLAN

         1.1 Purpose - The DynamicWeb Enterprises, Inc. 1997 Employee Stock Option Plan (the "Plan") is intended to provide employees of DynamicWeb Enterprises, Inc. (the "Corporation") and any of its Subsidiaries an opportunity to acquire Common Stock of the Corporation. The Plan is designed to help the Corporation attract, retain and motivate employees to make substantial contributions to the success of the business. Stock Options are granted under the Plan based on the Participant's level of responsibility and performance within the Corporation.

         1.2   Stock Options to be Granted - Incentive Stock
               Options within the meaning of Code Section 422(b) and Nonqualified Stock Options may be granted within the limitations of the Plan herein described.

   Article 2.  DEFINITIONS

         2.1 "Agreement" - The written instrument evidencing the grant of an Option. A Participant may be issued one or more Agreements from time to time, reflecting one or more Options.

         2.2   "Board" - The Board of Directors of the
               Corporation.

         2.3 "Code" - The Internal Revenue Code of 1986, as amended.

         2.4 "Committee" - The Committee which the Board appoints to administer the Plan.

         2.5 "Common Stock" - The Class A common stock of the Corporation ($0.0001 par value) as described in the Corporation's Articles of Incorporation, or such other stock as shall be substituted therefor.

         2.6   "Corporation" - DynamicWeb Enterprises, Inc., a
               New Jersey corporation.

         2.7 "Employee" - Any employee (including officers) of the Corporation or a Subsidiary.

         2.8   "Exchange Act" - The Securities Exchange Act of
               1934, as amended.

         2.9 "Incentive Stock Option" - A stock option intended to satisfy the Requirements of Code
               Section 422(b).

        2.10 "Nonqualified Stock Option" - A stock option other than an incentive stock option.

        2.11   "Optionee" - A Participant who is awarded a Stock
               Option pursuant to the provisions of the Plan.

        2.12   "Participant" - An Employee selected by the
               Committee to receive a grant of an Option under the Plan.

        2.13   "Plan" - The DynamicWeb Enterprises, Inc. 1997
               Employee Stock Option Plan.

        2.14 "Retirement" - The voluntary termination of employment upon or following the attainment of age sixty-five.

        2.15 "Securities Act" - The Securities Act of 1933, as amended.

        2.16 "Stock Option" or "Option" - An award of a right to purchase Common Stock pursuant to the provisions of the Plan.

        2.17 "Subsidiary" - A subsidiary corporation as defined in Code Section 424(f) that is a subsidiary of the Corporation.

   Article 3.  ADMINISTRATION OF THE PLAN

         3.1 The Committee - The Plan shall be administered by a committee of the Board (the "Committee") composed of two or more members of the Board, all of whom are "outside directors" within the meaning of Code Section 162(m). The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

         3.2   Powers of the Committee -

               (a)  The Committee shall be vested with full
                    authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan, unless otherwise determined by a majority of the disinterested members of the Board. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Optionees and any person claiming under or through an Optionee, unless otherwise determined by a majority of the disinterested members of the Board.

               (b)  Subject to the terms, provisions and
                    conditions of the Plan and subject to review and approval by a majority of the disinterested members of the Board, the Committee shall have exclusive jurisdiction to:

                         (i)  determine and select, based upon
                              the recommendation of the
                              Corporation's Chief Executive
                              Officer (except as to himself), the
                              Employees to be granted Options (it
                              being understood that more than one
                              Option may be granted to the same
                              person);

                        (ii)  determine the number of shares
                              subject to each Option;

                       (iii)  determine the date or dates when
                              the Options will be granted;

                        (iv)  determine the purchase price of the
                              shares subject to each Option in
                              accordance with Article 5 of the
                              Plan;

                         (v)  determine the date or dates when
                              each Option may be exercised within
                              the term of the Option specified
                              pursuant to Article 7 of the Plan;

                        (vi)  determine whether or not an Option
                              constitutes an Incentive Stock
                              Option; and

                       (vii)  prescribe the form, which shall be
                              consistent with the Plan, of the
                              Agreement evidencing any Options
                              granted under the Plan.

         3.3 Terms - The grant of an Option under the Plan shall be evidenced by an Agreement and may include any terms and conditions consistent with this Plan, as the Committee may determine.

         3.4 Liability - No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to this Plan or any Options granted under this Plan.

   Article 4.  COMMON STOCK SUBJECT TO THE PLAN

         4.1 Common Stock Authorized - The aggregate number of shares of Common Stock for which Options may be granted under the Plan shall not exceed
               900,000 shares. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 9 of the Plan.

         4.2 Shares Available - The Common Stock to be issued upon exercise of Options granted under the Plan shall be the Corporation's Common Stock which shall be made available at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock acquired by the Corporation, including shares purchased in the open market. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may thereafter be regranted subject to option under the Plan.

   Article 5.  STOCK OPTIONS

         5.1 Exercise Price - The exercise price of Common Stock shall be, in the case of an Incentive Stock Option, 100 percent of the fair market value of one share of Common Stock on the date the Option is granted, except that the purchase price per share shall be 110 percent of such fair market value in the case of an Incentive Stock Option granted to any individual described in Section 6.2 of the Plan. The exercise price of Common Stock shall be, in the case of a Nonqualified Stock Option, such dollar amount as may be specified by the Committee. The exercise price shall be subject to adjustment as provided in Article 9 of the Plan.

         5.2 Limitation on Incentive Stock Options - The aggregate fair market value (determined as of the date an Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any individual in any calendar year (under the Plan and all other plans maintained by the Corporation and Subsidiaries) shall not exceed $100,000.

         5.3   Determination of Fair Market Value -

               (a)  During such time as Common Stock is not
                    listed on an established stock exchange or exchanges but is listed in the NASDAQ National Market System, the fair market value per share shall be the closing sale price for the Common Stock on the day the Option is granted. If no sale of Common Stock has occurred on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

               (b) During such time as the Common Stock is not listed on an established stock exchange or in the NASDAQ National Market System, fair market value per share shall be the mean between the closing dealer "bid" and "asked" prices for the Common Stock for the day of the grant, and if no "bid" and "asked" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

               (c)  If the Common Stock is listed on an
                    established stock exchange, the fair market value shall be deemed to be the closing price of Common Stock on such stock exchange on the day the Option is granted or, if no sale of Common Stock has been made on such stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

               (d) In the event that the Common Stock is not traded on an established stock exchange or in the NASDAQ National Market System, and no closing dealer "bid" and "asked" prices are available on the date of a grant, then fair market value will be the price established by the Committee in good faith.

         5.4 Limitation on Grants - Grants to any Employee under this Plan shall not exceed in the aggregate 250,000 Options during any period of 12 consecutive months. Such limitation shall be subject to adjustment in the manner described in
               Article 9 and by giving effect to any adjustment in other Options granted during the relevant 12-month period.

         5.5 Transferability of Options - Unless otherwise designated by the Committee to the contrary, each Option granted under the Plan shall by its terms be non-transferable by the Optionee (except by will or the laws of descent and distribution), and each Option shall be exercisable during the Optionee's lifetime only by the Optionee, his guardian or legal representative or by such other means as the Committee may approve from time to time that is not inconsistent with or contrary to the provisions of either Section 16(b) of the Exchange Act or Rule 16b-3, as either may be amended from time to time, or any law, rule, regulation or other provision that may hereafter replace such Rule. An Optionee may also designate a beneficiary to exercise his or her Options after the Optionee's death. The Committee may amend outstanding Options to provide for transfer, without payment of consideration, to immediate family members of the Optionee or to trusts or partnerships for such family members.

   Article 6.  ELIGIBILITY

         6.1 Participation - Options shall be granted only to persons who are considered Employees, as determined by the Committee, based upon the recommendation of the Chief Executive Officer (except as to himself) and ratified by a majority of the disinterested members of the Board.

         6.2   Incentive Stock Option Eligibility -
               Notwithstanding any other provision of the Plan, an individual who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Corporation or of a Subsidiary shall not be eligible for the grant of an Incentive Stock Option, unless the special requirements set forth in Sections 5.1 and 7.1 of the Plan are satisfied. For purposes of this
               Section 6.2, in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. "Outstanding stock" shall include all stock actually issued and outstanding immediately before the grant of the Option. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

   Article 7.  TERM AND EXERCISE OF OPTIONS

         7.1   Termination -

               (a) Each Option granted under the Plan shall terminate on the date determined by the Committee and approved by a majority of the disinterested members of the Board, and specified in the Agreement; provided, however, that (i) each intended Incentive Stock Option granted to an individual described in Section 6.2 of the Plan shall terminate not later than five years after the date of the grant, (ii) each other intended Incentive Stock Option shall terminate not later than ten years after the date of grant, and (iii) each Option granted under the Plan which is intended to be a Nonqualified Stock Option shall terminate not later than ten years and one month after the date of grant. Except as otherwise provided in Section 8.4, each Option granted under the Plan shall become exercisable only after the earlier of the date on which (i) the Optionee has completed one year of continuous employment with the Corporation or a Subsidiary immediately following the date of the grant of the Option or (ii) a Change in Control occurs. The Committee at its discretion may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the Optionee's employment, except as provided in Article 8.

               (b)  For purposes of Section 7.1(a), a "Change in
                    Control" shall be deemed to have occurred upon the happening of any of the following:

                         (i)  any "Person" (as such term is used
                              in Sections 13(d) and 14(d) of the
                              Exchange Act (except for (1) the
                              Corporation or any Subsidiary, or
                              (2) any of the Corporation's
                              employee benefit plans (or any
                              trust forming a part thereof) (the
                              "Benefit Plan(s)")) is or becomes
                              the beneficial owner, directly or
                              indirectly, of the Corporation's
                              securities representing 19.9% or
                              more of the combined voting power
                              of the Corporation's then
                              outstanding securities, other than
                              pursuant to an excepted transaction
                              described in Clause (iii) below;

                        (ii)  a binding written agreement is
                              executed (and, if legally required,
                              approved by the Corporation's
                              shareholders) providing for a sale,
                              exchange, transfer or other
                              disposition of substantially all of
                              the assets of the Corporation to
                              another entity, except to an entity
                              controlled directly or indirectly
                              by the Corporation;

                       (iii)  the shareholders of the Corporation
                              approve a merger, consolidation,
                              share exchange, division or other
                              reorganization of or relating to
                              the Corporation, unless:

                              (A)  the shareholders of the
                                   Corporation immediately before
                                   such merger, consolidation,
                                   share exchange, division or
                                   reorganization, own, directly
                                   or indirectly immediately
                                   following such merger,
                                   consolidation, share exchange,
                                   division or reorganization at
                                   least 66-2/3% of the combined
                                   voting power of the
                                   outstanding voting securities
                                   of the Corporation resulting
                                   from such merger,
                                   consolidation, share exchange,
                                   division or reorganization
                                   (the "Surviving Corporation")
                                   in substantially the same
                                   proportion as their ownership
                                   of the voting securities
                                   immediately before such
                                   merger, consolidation, share
                                   exchange, division or
                                   reorganization; and

                              (B)  the individuals who,
                                   immediately before such
                                   merger, consolidation, share
                                   exchange, division or
                                   reorganization, are members of
                                   the Board (the "Incumbent
                                   Board"), continue to
                                   constitute at least 66-2/3% of
                                   the Board of Directors of the
                                   Surviving Corporation;
                                   provided, however, that if the
                                   election, or nomination for
                                   election by the Corporation's
                                   shareholders of any new
                                   director was approved by a
                                   vote of at least 66-2/3% of
                                   the Incumbent Board, such new
                                   director shall, for the
                                   purposes hereof, be considered
                                   a member of the Incumbent
                                   Board; provided further,
                                   however, that no individual
                                   shall be considered a member
                                   of the Incumbent Board if such
                                   individual initially assumed
                                   office as a result of either
                                   an actual or threatened
                                   "Election Contest" (as
                                   described in Rule 14a-11
                                   promulgated under the Exchange
                                   Act) or other actual or
                                   threatened solicitation of
                                   proxies or consents by or on
                                   behalf of a Person other than
                                   the Board (a "Proxy Contest")
                                   including by reason of any
                                   agreement intended to avoid or
                                   settle any Election Contest or
                                   Proxy Contest; and

                              (C)  no Person (except (1) the
                                   Corporation or any Subsidiary,
                                   (2) any Benefit Plan, (3) the
                                   Surviving Corporation or any
                                   subsidiary of the Surviving
                                   Corporation, or (4) any Person
                                   who, immediately prior to such
                                   merger, consolidation, share
                                   exchange, division or
                                   reorganization had beneficial
                                   ownership of 19.9% or more of
                                   the then outstanding voting
                                   securities of the Corporation)
                                   has beneficial ownership of
                                   19.9% or more of the combined
                                   voting power of the Surviving
                                   Corporation's then outstanding
                                   voting securities immediately
                                   following such merger,
                                   consolidation, share exchange,
                                   division or reorganization;

                        (iv)  a plan of liquidation or
                              dissolution of the Corporation,
                              other than pursuant to bankruptcy
                              or insolvency laws, is adopted; or

                         (v)  during any period of two
                              consecutive years, individuals, who
                              at the beginning of such period,
                              constituted the Board cease for any
                              reason to constitute at least a
                              majority of the Board, unless the
                              election, or the nomination for
                              election by the Corporation's
                              shareholders, of each new director
                              was approved by a vote of at least
                              66-2/3% of the directors then still
                              in office who were directors at the
                              beginning of the period; provided,
                              however, that no individual shall
                              be considered a member of the Board
                              at the beginning of such period if
                              such individual initially assumed
                              office as a result of either an
                              actual or threatened Election
                              Contest or Proxy Contest, including
                              by reason of any agreement intended
                              to avoid or settle any Election
                              Contest or Proxy Contest.

                    Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred if a Person becomes the beneficial owner, directly or indirectly, of securities representing 19.9% or more of the combined voting power of the Corporation's then outstanding securities solely as a result of an acquisition by the Corporation of its voting securities which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person; provided, however, that if a Person becomes a beneficial owner of 19.9% or more of the combined voting power of the Corporation's then outstanding securities by reason of share repurchases by the Corporation and thereafter becomes the beneficial owner, directly or indirectly, of any additional voting securities of the Corporation (other than pursuant to a stock split, stock dividend or similar transaction), then a Change in Control shall be deemed to have occurred with respect to such Person under Clause (i).

         7.2   Exercise -

               (a) A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares he has elected to purchase, in such form as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full purchase price of the shares he has elected to purchase. The purchase price shall be paid in full, in cash, upon the exercise of the Option; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his Option by tendering to the Corporation shares of Common Stock owned by him and having a fair market value equal to the cash exercise price applicable to his Option (with the fair market value of such stock to be determined in the manner provided in Section 5.3 hereof) or by delivering such combination of cash and such shares as the Committee in its sole discretion may approve. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied.

               (b) A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such Options in any order.

               (c)  In addition, at the request of the
                    Participant and to the extent permitted by applicable law, the Corporation may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Corporation the exercise price of the Options being exercised, and the Corporation, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such firm.

  Article 8.   TERMINATION OF EMPLOYMENT

        8.1 Retirement - In the event of Retirement, an Option shall lapse at the earlier of the expiration of the term of the Option or:

               (a) In the case of an Incentive Stock Option, three months from the date of Retirement; and

               (b)  in the case of Options other than Incentive
                    Stock Options, up to 24 months, at the
                    discretion of the Committee, from the date of Retirement.

         8.2 Death or Disability - In the event of termination of employment due to death or disability (as defined in Code Section 72(m)), the Option shall lapse at the earlier of the expiration of the term of the Option or one year after termination due to any such cause.

         8.3 Other Termination - Except as otherwise provided in Sections 8.4(a) and (c), in the event of termination of employment for any reason other than is described in Section 8.1 or 8.2, all Options shall lapse as of the date of termination.

         8.4   Special Termination Provisions -

               (a)  Notwithstanding anything herein to the
                    contrary, the Committee may, in its
                    discretion and subject to the approval of a majority of the disinterested members of the Board, waive the one-year continuous employment requirement set forth in
                    Section 7.1(a) and permit the exercise of an Option held by an Employee whose employment has terminated prior to the satisfaction of such requirement. Any such waiver may be made with retroactive effect provided it is made within 60 days following the Optionee's termination of employment.

               (b)  In the event the Committee waives the
                    continuous service requirement with respect to an Option and the circumstance of the Employee's termination is described in
                    Section 8.1 or 8.2, the Option will lapse as otherwise provided in the relevant section.

               (c)  Notwithstanding anything herein to the
                    contrary, the Committee may, in its
                    discretion, waive the lapse provisions of
                    Section 8.3 and permit the exercise of an Option until a date which is the earlier of the expiration of the term of such Option or:

                         (i)  in the case of an Incentive Stock
                              Option, three months from the date
                              of termination of employment; and

                        (ii)  in the case of Options other than
                              Incentive Stock Options, up to
                              24 months from the date of
                              termination.

  Article 9.   ADJUSTMENT PROVISIONS

         9.1   Share Adjustments -

               (a) In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then, subject to the provisions of Subsection (c) below, there shall be substituted for or added to each share of Common Stock of the Corporation which was theretofore appropriated, or which thereafter may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

               (b) If there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Corporation, or of any stock or other securities in which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

               (c) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

         9.2 Corporate Changes - A dissolution or liquidation of the Corporation, or a merger or consolidation in which the Corporation is not the surviving Corporation, shall cause each outstanding Option to terminate, except to the extent that another corporation may and does in the transaction assume and continue the Option or substitute its own options.

         9.3 Fractional Shares - Fractional shares resulting from any adjustment in Options pursuant to this
               Article 9 may be settled as a majority of the disinterested members of the Board or the Committee (as the case may be) shall determine.

         9.4 Binding Determination - To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by a majority of the disinterested members of the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an Option which shall have been adjusted.

  Article 10.  GENERAL PROVISIONS

        10.1 Effective Date - The Plan shall become effective upon its adoption by the Board, provided that any grant of an Option is subject to the approval of the Plan by the shareholders of the Corporation within 12 months of adoption by the Board.

        10.2 Termination of the Plan - Unless previously terminated by the Board of Directors, the Plan shall terminate on, and no Options shall be granted after, the tenth anniversary of its adoption by the Board.

        10.3   Limitation on Termination, Amendment or
               Modification

               (a) The Board may at any time terminate, amend, modify or suspend the Plan, provided that without the approval of the stockholders of the Corporation no amendment or modification shall be made by the Board which:

                         (i)  increases the maximum number of
                              shares of Common Stock as to which
                              Options may be granted under the
                              Plan;

                        (ii)  changes the class of eligible
                              Employees; or

                       (iii)  otherwise requires the approval of
                              shareholders under applicable tax,
                              securities or other law.

               (b) No amendment, modification, suspension or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

        10.4 No Right to Employment - Neither anything contained in the Plan or in any instrument under the Plan nor the grant of any Option hereunder shall confer upon any Optionee any right to continue in the employ of the Corporation or of any Subsidiary or limit in any respect the right of the Corporation or of any Subsidiary to terminate the Optionee's employment at any time and for any reason.

        10.5 Withholding Taxes - The Corporation will require that an Optionee, as a condition of the exercise of an Option, or any other person or entity receiving Common Stock upon exercise of an Option, pay or reimburse any taxes which the Corporation is required to withhold in connection with the exercise of the Option.

        10.6   Listing and Registration of Shares -

               (a) No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time a majority of the disinterested members of the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to a majority of the disinterested members of the Board.

               (b)  If a registration statement under the
                    Securities Act with respect to the shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, as a condition of the issuance of the shares, the person exercising such Option shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he is acquiring the shares for his own account for investment and not with a view to their distribution. The Corporation may place upon any stock certificate for shares issuable upon exercise of such Option the following legend or such other legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act or other applicable law:

                         "THE SHARES REPRESENTED BY THIS
                         CERTIFICATE HAVE NOT BEEN REGISTERED
                         UNDER THE SECURITIES ACT OF 1933 ("ACT")
                         AND MAY NOT BE SOLD, PLEDGED,
                         HYPOTHECATED OR OTHERWISE TRANSFERRED OR
                         OFFERED FOR SALE IN THE ABSENCE OF AN
                         EFFECTIVE REGISTRATION STATEMENT WITH
                         RESPECT TO THEM UNDER THE ACT OR A
                         WRITTEN OPINION OF COUNSEL FOR THE
                         CORPORATION THAT REGISTRATION IS NOT
                         REQUIRED."

                             ANNEX C



















                  DYNAMICWEB ENTERPRISES, INC.

                     1997 STOCK OPTION PLAN
                      FOR OUTSIDE DIRECTORS

                        TABLE OF CONTENTS


                                                             Page

Article


Article 1.     PURPOSE OF THE PLAN . . . . . . . . . . . . . .C-3

Article 2.     DEFINITIONS . . . . . . . . . . . . . . . . . .C-3

Article 3.     ADMINISTRATION OF THE PLAN. . . . . . . . . . .C-4

Article 4.     COMMON STOCK SUBJECT TO THE PLAN. . . . . . . .C-5

Article 5.     STOCK OPTIONS . . . . . . . . . . . . . . . . .C-6

Article 6.     ELIGIBILITY . . . . . . . . . . . . . . . . . .C-8

Article 7.     TERM AND EXERCISE OF OPTIONS. . . . . . . . . .C-8

Article 8.     TERMINATION OF STATUS AS DIRECTOR . . . . . . C-12

Article 9.     ADJUSTMENT PROVISIONS . . . . . . . . . . . . C-13

Article 10.    GENERAL PROVISIONS. . . . . . . . . . . . . . C-15

   Article 1.  PURPOSE OF THE PLAN

         1.1 Purpose - The DynamicWeb Enterprises, Inc. 1997 Stock Option Plan For Outside Directors (the "Plan") is intended to provide certain directors of DynamicWeb Enterprises, Inc. (the "Corporation") an opportunity to acquire Common Stock of the Corporation. The Plan is designed to provide such directors with an opportunity to acquire an equity interest in the Corporation, thereby giving them a stake in the continued growth and success of its business.

         1.2   Stock Options to be Granted - Only Nonqualified
               Stock Options may be granted within the
               limitations of the Plan herein described.

   Article 2.  DEFINITIONS

         2.1 "Agreement" - The written instrument evidencing the grant of an Option. A Participant may be issued one or more Agreements from time to time, reflecting one or more Options.

         2.2   "Board" - The Board of Directors of the
               Corporation.

         2.3 "Code" - The Internal Revenue Code of 1986, as amended.

         2.4 "Committee" - The Committee which the Board appoints to administer the Plan.

         2.5 "Common Stock" - The Class A common stock of the Corporation ($0.0001 par value) as described in the Corporation's Articles of Incorporation, or such other stock as shall be substituted therefor.

         2.6   "Corporation" - DynamicWeb Enterprises, Inc., a
               New Jersey corporation.

         2.7 "Director" - Any director of the Corporation who is not also, at the time of a grant, a common law employee of the Corporation.

         2.8   "Exchange Act" - The Securities Exchange Act of
               1934, as amended.

         2.9 "Incentive Stock Option" - A stock option intended to satisfy the Requirements of Code
               Section 422(b).

        2.10 "Nonqualified Stock Option" - A stock option other than an Incentive Stock Option.

        2.11   "Optionee" - A Participant who is awarded a Stock
               Option pursuant to the provisions of the Plan.

        2.12   "Participant" - A Director selected by the
               Committee to receive a grant of an Option under the Plan.

        2.13   "Plan" - The DynamicWeb Enterprises, Inc. 1997
               Stock Option Plan for Outside Directors.

        2.14 "Retirement" - The voluntary termination of an individual as a Director upon or following the attainment of age sixty-five.

        2.15 "Securities Act" - The Securities Act of 1933, as amended.

        2.16 "Stock Option" or "Option" - An award of a right to purchase Common Stock pursuant to the provisions of the Plan.

   Article 3.  ADMINISTRATION OF THE PLAN

         3.1 The Committee - The Plan shall be administered by a committee of the Board (the "Committee") composed of two or more members of the Board, all of whom are "outside directors" within the meaning of Code Section 162(m). The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

         3.2   Powers of the Committee -

               (a)  The Committee shall be vested with full
                    authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan, unless otherwise determined by a majority of the members of the Board. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Optionees and any person claiming under or through an Optionee, unless otherwise determined by a majority of the members of the Board.

               (b)  Subject to the terms, provisions and
                    conditions of the Plan and subject to review and approval by a majority of the members of the Board, the Committee shall have exclusive jurisdiction to:

                         (i)  determine the date or dates when
                              each Option may be exercised within
                              the term of the Option specified
                              pursuant to Article 7 of the Plan;
                              and

                        (ii)  prescribe the form, which shall be
                              consistent with the Plan, of the
                              Agreement evidencing any Options
                              granted under the Plan.

         3.3 Terms - The grant of an Option under the Plan shall be evidenced by an Agreement and may include any terms and conditions consistent with this Plan, as the Committee may determine.

         3.4 Liability - No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to this Plan or any Options granted under this Plan.

   Article 4.  COMMON STOCK SUBJECT TO THE PLAN

         4.1 Common Stock Authorized - The aggregate number of shares of Common Stock for which Options may be granted under the Plan shall not exceed 300,000 shares. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 9 of the Plan.

         4.2 Shares Available - The Common Stock to be issued upon exercise of Options granted under the Plan shall be the Corporation's Common Stock which shall be made available at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock acquired by the Corporation, including shares purchased in the open market. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may thereafter be regranted subject to option under the Plan.

   Article 5.  STOCK OPTIONS

         5.1   Grant of Options; Exercise Price -

               (a) Each Director shall be granted, on the date of his or her election and on each date of his or her reelection (whether at an annual meeting or an adjournment thereof), an Option to acquire 15,000 shares of Common Stock. In the event the Corporation's Board shall at any time be classified, for purposes of this Plan, any continuing Director not on the slate for reelection at an annual meeting of the Corporation's shareholders shall, notwithstanding such fact, be treated as being reelected at such meeting (or any adjournment thereof).

               (b) The exercise price of a Nonqualified Stock Option to purchase a share of Common Stock shall be the fair market value of a share on the grant date, as determined in Section 5.2. The exercise price shall be subject to adjustment as provided in Article 9 of the Plan.

               (c)  Notwithstanding the provisions of
                    Section 5.1(a) and (b), in the initial
                    calendar year of the Plan, the Option grant to each Director shall be made as of the earlier of (i) the closing date of a public offering of Common Stock by the Corporation, or (ii) September 30, 1997. The exercise price of such Option grants shall be the fair market value of such Common Stock, as determined in Section 5.2, on the grant date.

         5.2   Determination of Fair Market Value -

               (a)  During such time as Common Stock is not
                    listed on an established stock exchange or exchanges but is listed in the NASDAQ National Market System, the fair market value per share shall be the closing sale price for the Common Stock on the day the Option is granted. If no sale of Common Stock has occurred on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

               (b) During such time as the Common Stock is not listed on an established stock exchange or in the NASDAQ National Market System, fair market value per share shall be the mean between the closing dealer "bid" and "asked" prices for the Common Stock for the day of the grant, and if no "bid" and "asked" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

               (c)  If the Common Stock is listed on an
                    established stock exchange, the fair market value shall be deemed to be the closing price of Common Stock on such stock exchange on the day the Option is granted or, if no sale of Common Stock has been made on such stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

               (d) In the event that the Common Stock is not traded on an established stock exchange or in the NASDAQ National Market System, and no closing dealer "bid" and "asked" prices are available on the date of a grant, then fair market value will be the price established by the Committee in good faith.

         5.3 Transferability of Options - Unless otherwise designated by the Committee to the contrary, each Option granted under the Plan shall by its terms be non-transferable by the Optionee (except by will or the laws of descent and distribution), and each Option shall be exercisable during the Optionee's lifetime only by the Optionee, his guardian or legal representative or by such other means as the Committee may approve from time to time that is not inconsistent with or contrary to the provisions of either Section 16(b) of the Exchange Act or Rule 16b-3, as either may be amended from time to time, or any law, rule, regulation or other provision that may hereafter replace such Rule. An Optionee may also designate a beneficiary to exercise his or her Options after the Optionee's death. The Committee may amend outstanding Options to provide for transfer, without payment of consideration, to immediate family members of the Optionee or to trusts or partnerships for such family members.

   Article 6.  ELIGIBILITY

         6.1 Participation - Options shall be granted only to persons who are Directors.

   Article 7.  TERM AND EXERCISE OF OPTIONS

         7.1   Termination -

               (a) Each Option granted under the Plan shall terminate on the date determined by the Committee and approved by a majority of the members of the Board, and specified in the Agreement; provided, however, that no Option shall terminate later than ten years and one month after the date of grant. Except as otherwise provided in Section 8.4, each Option granted under the Plan shall become exercisable only after the earlier of the date on which (i) the Optionee has completed 11 months of continuous service as a Director with the Corporation immediately following the date of the grant of the Option or (ii) a Change in Control occurs. The Committee at its discretion may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the Optionee's service as a Director, except as provided in Article 8.

               (b)  For purposes of Section 7.1(a), a "Change in
                    Control" shall be deemed to have occurred upon the happening of any of the following:

                         (i)  any "Person" (as such term is used
                              in Sections 13(d) and 14(d) of the
                              Exchange Act (except for (1) the
                              Corporation or any Subsidiary, or
                              (2) any of the Corporation's
                              employee benefit plans (or any
                              trust forming a part thereof) (the
                              "Benefit Plan(s)")) is or becomes
                              the beneficial owner, directly or
                              indirectly, of the Corporation's
                              securities representing 19.9% or
                              more of the combined voting power
                              of the Corporation's then
                              outstanding securities, other than
                              pursuant to an excepted transaction
                              described in Clause (iii) below;

                        (ii)  a binding written agreement is
                              executed (and, if legally required,
                              approved by the Corporation's
                              shareholders) providing for a sale,
                              exchange, transfer or other
                              disposition of substantially all of
                              the assets of the Corporation to
                              another entity, except to an entity
                              controlled directly or indirectly
                              by the Corporation;

                       (iii)  the shareholders of the Corporation
                              approve a merger, consolidation,
                              share exchange, division or other
                              reorganization of or relating to
                              the Corporation, unless:

                              (A)  the shareholders of the
                                   Corporation immediately before
                                   such merger, consolidation,
                                   share exchange, division or
                                   reorganization, own, directly
                                   or indirectly immediately
                                   following such merger,
                                   consolidation, share exchange,
                                   division or reorganization at
                                   least 66-2/3% of the combined
                                   voting power of the
                                   outstanding voting securities
                                   of the Corporation resulting
                                   from such merger,
                                   consolidation, share exchange,
                                   division or reorganization
                                   (the "Surviving Corporation")
                                   in substantially the same
                                   proportion as their ownership
                                   of the voting securities
                                   immediately before such
                                   merger, consolidation, share
                                   exchange, division or
                                   reorganization; and

                              (B)  the individuals who,
                                   immediately before such
                                   merger, consolidation, share
                                   exchange, division or
                                   reorganization, are members of
                                   the Board (the "Incumbent
                                   Board"), continue to
                                   constitute at least 66-2/3% of
                                   the Board of Directors of the
                                   Surviving Corporation;
                                   provided, however, that if the
                                   election, or nomination for
                                   election by the Corporation's
                                   shareholders of any new
                                   director was approved by a
                                   vote of at least 66-2/3% of
                                   the Incumbent Board, such new
                                   director shall, for the
                                   purposes hereof, be considered
                                   a member of the Incumbent
                                   Board; provided further,
                                   however, that no individual
                                   shall be considered a member
                                   of the Incumbent Board if such
                                   individual initially assumed
                                   office as a result of either
                                   an actual or threatened
                                   "Election Contest" (as
                                   described in Rule 14a-11
                                   promulgated under the Exchange
                                   Act) or other actual or
                                   threatened solicitation of
                                   proxies or consents by or on
                                   behalf of a Person other than
                                   the Board (a "Proxy Contest")
                                   including by reason of any
                                   agreement intended to avoid or
                                   settle any Election Contest or
                                   Proxy Contest; and

                              (C)  no Person (except (1) the
                                   Corporation or any Subsidiary,
                                   (2) any Benefit Plan, (3) the
                                   Surviving Corporation or any
                                   subsidiary of the Surviving
                                   Corporation, or (4) any Person
                                   who, immediately prior to such
                                   merger, consolidation, share
                                   exchange, division or
                                   reorganization had beneficial
                                   ownership of 19.9% or more of
                                   the then outstanding voting
                                   securities of the Corporation)
                                   has beneficial ownership of
                                   19.9% or more of the combined
                                   voting power of the Surviving
                                   Corporation's then outstanding
                                   voting securities immediately
                                   following such merger,
                                   consolidation, share exchange,
                                   division or reorganization;

                        (iv)  a plan of liquidation or
                              dissolution of the Corporation,
                              other than pursuant to bankruptcy
                              or insolvency laws, is adopted; or

                         (v)  during any period of two
                              consecutive years, individuals, who
                              at the beginning of such period,
                              constituted the Board cease for any
                              reason to constitute at least a
                              majority of the Board, unless the
                              election, or the nomination for
                              election by the Corporation's
                              shareholders, of each new director
                              was approved by a vote of at least
                              66-2/3% of the directors then still
                              in office who were directors at the
                              beginning of the period; provided,
                              however, that no individual shall
                              be considered a member of the Board
                              at the beginning of such period if
                              such individual initially assumed
                              office as a result of either an
                              actual or threatened Election
                              Contest or Proxy Contest, including
                              by reason of any agreement intended
                              to avoid or settle any Election
                              Contest or Proxy Contest.

                    Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred if a Person becomes the beneficial owner, directly or indirectly, of securities representing 19.9% or more of the combined voting power of the Corporation's then outstanding securities solely as a result of an acquisition by the Corporation of its voting securities which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person; provided, however, that if a Person becomes a beneficial owner of 19.9% or more of the combined voting power of the Corporation's then outstanding securities by reason of share repurchases by the Corporation and thereafter becomes the beneficial owner, directly or indirectly, of any additional voting securities of the Corporation (other than pursuant to a stock split, stock dividend or similar transaction), then a Change in Control shall be deemed to have occurred with respect to such Person under Clause (i).

         7.2   Exercise -

               (a) A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares he has elected to purchase, in such form as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full purchase price of the shares he has elected to purchase. The purchase price shall be paid in full, in cash, upon the exercise of the Option; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his Option by tendering to the Corporation shares of Common Stock owned by him and having a fair market value equal to the cash exercise price applicable to his Option (with the fair market value of such stock to be determined in the manner provided in Section 5.2 hereof) or by delivering such combination of cash and such shares as the Committee in its sole discretion may approve.

               (b) A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such Options in any order.

               (c)  In addition, at the request of the
                    Participant and to the extent permitted by applicable law, the Corporation may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Corporation the exercise price of the Options being exercised, and the Corporation, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such firm.

  Article 8.   TERMINATION OF STATUS AS DIRECTOR

        8.1 Retirement - In the event of Retirement, an Option shall lapse at the earlier of the expiration of the term of the Option or up to 24 months, at the discretion of the Committee, from the date of Retirement.

         8.2 Death or Disability - In the event of termination of an individual's status as a Director due to death or disability (as defined in Code
               Section 72(m)), the Option shall lapse at the earlier of the expiration of the term of the Option or one year after termination due to any such cause.

         8.3 Other Termination - Except as otherwise provided in Sections 8.4(a) and (c), in the event of termination of an individual's status as a Director for any reason other than is described in
               Section 8.1 or 8.2, all Options shall lapse as of the date of termination.

         8.4   Special Termination Provisions -

               (a)  Notwithstanding anything herein to the
                    contrary, the Committee may, in its
                    discretion and subject to the approval of a majority of the members of the Board, waive the eleven-month continuous service requirement set forth in Section 7.1(a) and permit the exercise of an Option held by a Director whose service as such has terminated prior to the satisfaction of such requirement. Any such waiver may be made with retroactive effect provided it is made within 60 days following the Optionee's termination.

               (b)  In the event the Committee waives the
                    continuous service requirement with respect to an Option and the circumstance of the Director's termination is described in
                    Section 8.1 or 8.2, the Option will lapse as otherwise provided in the relevant section.

               (c)  Notwithstanding anything herein to the
                    contrary, the Committee may, in its
                    discretion, waive the lapse provisions of
                    Section 8.3 and permit the exercise of an Option until a date which is the earlier of the expiration of the term of such Option or up to 24 months from the date of termination.

  Article 9.   ADJUSTMENT PROVISIONS

         9.1   Share Adjustments -

               (a) In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then, subject to the provisions of Subsection (c) below, there shall be substituted for or added to each share of Common Stock of the Corporation which was theretofore appropriated, or which thereafter may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

               (b) If there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Corporation, or of any stock or other securities in which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

               (c) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

         9.2 Corporate Changes - A dissolution or liquidation of the Corporation, or a merger or consolidation in which the Corporation is not the surviving Corporation, shall cause each outstanding Option to terminate, except to the extent that another corporation may and does in the transaction assume and continue the Option or substitute its own options.

         9.3 Fractional Shares - Fractional shares resulting from any adjustment in Options pursuant to this
               Article 9 may be settled as a majority of the members of the Board or the Committee (as the case may be) shall determine.

         9.4 Binding Determination - To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an Option which shall have been adjusted.

  Article 10.  GENERAL PROVISIONS

        10.1 Effective Date - The Plan shall become effective upon its adoption by the Board.

        10.2 Termination of the Plan - Unless previously terminated by the Board of Directors, the Plan shall terminate on, and no Options shall be granted after, the tenth anniversary of its adoption by the Board.

        10.3   Limitation on Termination, Amendment or
               Modification

               (a) The Board may at any time terminate, amend, modify or suspend the Plan, provided that without the approval of the stockholders of the Corporation no amendment or modification shall be made by the Board which otherwise requires the approval of such stockholders under applicable tax, securities or other law.

               (b) No amendment, modification, suspension or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

        10.4 No Right to Continued Status as Director - Neither anything contained in the Plan or in any instrument under the Plan nor the grant of any Option hereunder shall confer upon any Optionee any right to continue as a Director (or to be nominated for such position) of the Corporation.

        10.5 Withholding Taxes - The Corporation will require that an Optionee, as a condition of the exercise of an Option, or any other person or entity receiving Common Stock upon exercise of an Option, pay or reimburse any taxes which the Corporation may be required to withhold in connection with the exercise of the Option.

        10.6   Listing and Registration of Shares -

               (a) No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time a majority of the members of the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to a majority of the members of the Board.

               (b)  If a registration statement under the
                    Securities Act with respect to the shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, as a condition of the issuance of the shares, the person exercising such Option shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he is acquiring the shares for his own account for investment and not with a view to their distribution. The Corporation may place upon any stock certificate for shares issuable upon exercise of such Option the following legend or such other legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act or other applicable law:

                         "THE SHARES REPRESENTED BY THIS
                         CERTIFICATE HAVE NOT BEEN REGISTERED
                         UNDER THE SECURITIES ACT OF 1933 ("ACT")
                         AND MAY NOT BE SOLD, PLEDGED,
                         HYPOTHECATED OR OTHERWISE TRANSFERRED OR
                         OFFERED FOR SALE IN THE ABSENCE OF AN
                         EFFECTIVE REGISTRATION STATEMENT WITH
                         RESPECT TO THEM UNDER THE ACT OR A
                         WRITTEN OPINION OF COUNSEL FOR THE
                         CORPORATION THAT REGISTRATION IS NOT
                         REQUIRED."